As filed with the U.S. Securities and Exchange Commission on April 29, 2008

Securities Act File No. 333-134226

Investment Company Act File No. 811-08727

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 2	☒

and/or
REGISTRATION STATEMENT UNDER
THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 3	☒
(Check appropriate box or boxes)

SunAmerica Senior Floating Rate Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

Harborside Financial Center

3200 Plaza 5

Jersey City, New Jersey 07311-4992

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (800) 858-8850

Gregory N. Bressler

General Counsel

AIG SunAmerica Asset Management Corp.

Harborside Financial Center

3200 Plaza 5

Jersey City, New Jersey 07311-4992

(Name and Address of Agent for Service)

Copies to:

Margery K. Neale, Esq.

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019-6099

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this registration statement.

It is proposed that this filing will become effective (check appropriate box):

☒	immediately upon filing pursuant to paragraph (b)

☐	on (date) pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph(a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

April 29, 2008 PROSPECTUS

SUNAMERICA SENIOR FLOATING RATE FUND, INC.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund Highlights

Q&A

The following questions and answers are designed to give you an overview of SunAmerica Senior Floating Rate Fund, Inc. (the “Fund”) and its investment goal, principal investment strategy and principal investment techniques. The investment goal and principal investment strategy may be changed without shareholder approval. There can be no assurance that the Fund’s investment goal will be met or that the net return on an investment will exceed what could have been obtained through other investment or savings vehicles. More complete investment information is provided in the chart, under “More Information About the Funds,” on page 18, and in the Glossary that follows on pages 19 through 21.

Q:	What is the Fund’s investment goal, principal investment strategy and techniques?

A:

Investment Goal	Principal Investment Strategy	Principal Investment Techniques

high level of current income as is consistent with the preservation of capital	investing in senior secured floating rate loans	investing, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in senior secured floating rate loans and other institutionally traded secured floating rate debt obligations (“Loans”). The Fund may also purchase investment grade fixed income debt securities and money market instruments.

Additional Information About the Fund

The Fund has a principal investment technique which requires 80% of its net assets, plus any borrowing for investment purposes, to be invested consistently with its name. The Fund may change this technique without shareholder approval; however shareholders will receive at least sixty (60) days’ notice prior to any such change.

The Fund may invest in Loans directly or by purchasing Assignments or Participations.

Q:	What are the principal risks of investing in the Fund?*

A:	The Loans consist generally of direct debt obligations of companies (collectively, “Borrowers”), primarily U.S. companies and their affiliates, undertaken to finance the growth of the Borrower’s business internally and externally, or to finance a capital restructuring. Loans in which the Fund will invest are primarily highly-leveraged Loans made in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings. The Fund may invest all, or substantially all, of its assets in Loans or other securities that are rated below investment grade, or in comparable unrated securities.

The Loans have floating rates of interest that reset periodically and generally are tied to a rate such as the London Interbank Offered Rate (“LIBOR”) for 90-day dollar deposits. Generally, the Loans are secured and hold the most senior position in the borrower’s capitalization structure or share the senior position with other senior debt securities of the Borrower. This capital structure position generally gives holders of the Loans a priority claim on some or all of a Borrower’s assets in the event of a default. Such Borrowers are more likely to default on their payments of interest and principal owed to the Fund than issuers of investment grade bonds, and such defaults could reduce the Fund’s net asset value and income distributions. Loans made in connection with recapitalizations, acquisition

*	For further information regarding risks, please see “Risk Terminology” on page 21.

leveraged buyouts and refinancings are subject to a greater credit risk than other Loans in which the Fund may invest. It is expected that the Fund’s Loans will consist primarily of such Loans. Those credit risks include the possibility of a default or bankruptcy of the Borrower. In selecting Loans, the Fund will employ credit standards that AIG Global Investment Corp. (“AIGGIC” or the “Subadviser”), the Fund’s subadviser, has established. An economic downturn generally leads to a higher non-payment rate, and a debt obligation may lose significant value before a default occurs. Moreover, the specific collateral used to secure a Loan may decline in value or become illiquid, which would adversely affect the Loan’s value.

Economic and other events (whether real or perceived) can reduce the demand for certain senior floating rate loans or senior floating rate loans generally, which may reduce market prices and cause the Fund’s net asset value per share to fall. The frequency and magnitude of such changes cannot be predicted.

Loans and other debt securities are also subject to the risk of increases in prevailing interest rates, although floating rate securities reduce this risk. Interest rate changes may also increase prepayments of debt obligations and require the Fund to invest assets at lower yields. No active trading market may exist for many loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded loans.

As a non-diversified fund, the Fund may invest a larger portion of its assets in the obligations of a limited number of issuers than a diversified fund. This makes the Fund more susceptible to adverse economic, business or other developments affecting such issuers.

Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. Also, securities selected by a portfolio manager may fail to produce the intended return. As with any mutual fund, there is no guarantee that any Fund will be able to achieve its investment goal. If the value of the assets of the Fund goes down, you could lose money.

Fund Highlights

Q:	How has the Fund performed historically?

A:	The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year, and compare the Fund’s average annual returns, before and after taxes, to those of appropriate market indices. Sales charges are not reflected in the Bar Chart. If these amounts were reflected, returns would be less than those shown. Of course, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The Fund operated as a closed-end investment company with monthly repurchase offers until October 4, 2006, whereupon it converted to an open-end investment company. Information in the Bar Chart and Table reflect performance of the Fund as a closed-end investment company through October 3, 2006, and the Fund may have performed differently if it were an open-end investment company for the periods specified.

SENIOR FLOATING RATE FUND        (Class B)

During the 9-year period shown in the Bar Chart, the highest return for a quarter ended was 4.63% (quarter ended June 30, 2003) and the lowest return for a quarter was –1.62% (quarter ended September 30, 2007).

Average Annual Total Returns (as of calendar year ended December 31, 2007)		Past One Year	Past Five Years	Class A Since Inception[2]	Class B & C Since Inception[2]	Class D Since Inception	Class Q Since Inception
SunAmerica Senior Floating Rate Fund[1]	Class Q	0.85%	N/A	N/A	N/A	N/A	3.89%
	Class C	-0.51%	5.16%	N/A	4.31%	N/A	N/A
	Class D	0.93%	5.65%	N/A	N/A	4.35%	N/A
	Class A	-2.97%	N/A	-1.12%	N/A	N/A	N/A
Return Before Taxes (Class B)		-2.40%	5.17%	N/A	4.33%	N/A	N/A
Return After Taxes on Distributions (Class B)		-4.56%	3.41%	N/A	2.20%	N/A	N/A
Return After Taxes on Distributions and Sale of Fund Shares (Class B)[3]		-1.55%	3.40%	N/A	2.39%	N/A	N/A
S&P/LSTA Leveraged Loan Index[4]		2.02%	5.77%	3.16%	4.82%	4.93%	4.60%
Lehman Brothers Aggregate Bond Index[5]		6.97%	4.42%	6.29%	5.77%	5.69%	4.92%

[1]	Includes applicable sales charges.
[2]	Inception Date - Class A: 10/4/2006; Class B: 8/31/1998; Class C: 8/31/1998; Class D: 5/02/2001; Class Q: 4/28/2004.
[3]

When the return after taxes on distributions and sale of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

[4]	The S&P/LSTA Leveraged Loan Index is an unmanaged loan market index that reflects the market-weighted performance of U.S. dollar-denominated institutional leveraged loan portfolios.
[5]

The Lehman Brothers Aggregate Bond Index is an unmanaged index composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. You may not invest directly in the S&P/LSTA Leveraged Loan Index or Lehman Brothers Aggregate Bond Index, and unlike the Fund, they do not incur fees and expenses.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. An investor’s actual after-tax returns depend on the investor’s tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Fund will perform in the future.

After-tax returns are shown only for Class B. After-tax returns for other classes will vary.

Q:	What are the Fund’s expenses?

A:	The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Class A		Class B		Class C		Class D(10)		Class Q(11)
Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)(1)	3.75%		None		None		None		None

Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)(2)	None		3.00%		1.00%		None		None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None		None		None

Redemption Fee(3)	None		None		None		None		None

Exchange Fee	None		N/A		None		N/A		N/A

Maximum Account Fee	None		None		None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees(4)	0.85%		0.85%		0.85%		0.85%		0.85%

Distribution and/or Service (12b-1) Fees(5)	0.35%		0.75%		0.75%		None		0.25%

Other Expenses	0.84%		0.86%		0.80%		0.80%		1.03%

Administrative Fees(4)	0.40%		0.40%		0.40%		0.40%		0.40%

Acquired Fund Fees and Expenses(6)	0.03%		0.03%		0.03%		0.03%		0.03%

Total Annual Fund Operating Expenses	2.07%		2.49%		2.43%		1.68%		2.16%

Expense Reimbursements	(0.59%	)	(0.71%	)	(0.65%	)	—		—

Net Expenses	1.48%	(7)(8)	1.78%	(7)(8)	1.78%	(7)(8)	1.68%	(9)	2.16%	(9)

(1)	The front-end sales charge on Class A shares decreases with the size of the purchase to 0% for purchases of $1 million or more.
(2)	Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of purchase. The CDSC on Class B shares applies only if shares are redeemed within four years of their purchase. The CDSC on Class C shares applies only if shares are redeemed within twelve months of their purchase. See page 7 for more information on the CDSCs.
(3)	A $15.00 fee may be imposed on wire and overnight mail redemptions.
(4)	The management fees and administrative fees are based on a percentage of the Fund’s average daily net assets (net assets are total gross assets minus all liabilities except debt).
(5)	Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
(6)	Acquired Fund Fees and Expenses are expenses incurred indirectly by a Fund as a result of the investments in shares of one or more “acquired funds,” as defined in the registration form applicable to the Fund, which generally includes investments in other mutual funds, hedge funds, private equity funds and other pooled investment vehicles.
(7)	Pursuant to an Expense Limitation Agreement, AIG SunAmerica Asset Management Corp. (“AIG SunAmerica”) is contractually obligated to waive its fees and reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed the following amounts: Class A - 1.45%; Class B - 1.75%; Class C - 1.75%. These contractual expense caps will continue indefinitely, subject to termination by the Board of Directors, including a majority of the directors that are not deemed to be “interested persons” of the Fund, as defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Disinterested Directors”).
(8)	The net expenses do not correlate to the ratio of net expenses to average net assets provided in the Financial Highlights table which reflects the operating expenses of each Class and does not include Acquired Fund Fees and Expenses. The net expenses of Classes A, B and C shares shown in the table above exceed the contractual expense limitations shown in footnote 7 because they include fees and expenses incurred indirectly as a result of the Fund’s investment in shares of one or more Acquired Funds, whereas the contractual expense limitations are based on operating expenses and do not include Acquired Fund Fees and Expenses.
(9)	AIG SunAmerica is voluntarily waiving fees and/or reimbursing expenses so that the total net expense ratios do not exceed 1.25% for Class D shares and 1.45% for Class Q shares. For purposes of voluntary waivers and/or reimbursements the net expense ratios reflect operating expenses of the Fund and do not include Acquired Fund Fees and Expenses. These waivers and reimbursements may be terminated at any time at the option of AIG SunAmerica.
(10)	Class D shares are offered only to existing shareholders.
(11)	Class Q shares (previously designated as Class A shares), which are available only through a conversion of Class B shares and are not offered to the public. Class B shares automatically convert into Class Q shares eight years after purchase. Class C shares do not have a conversion feature (except that Class C shares purchased before August 18, 1999 automatically convert into Class Q shares ten years after purchase). Class Q shares are not subject to any shareholder transaction expenses on conversion.

Fund Highlights

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Class Q shares are not available to the public and are only available through a conversion of Class B and certain Class C shares.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table your costs would be:

If you redeem your shares at the end of the periods indicated:

	1 Year	3 Year	5 Year	10 Year
(Class A shares)	$520	$825	$1,153	$2,077
(Class B shares)*	481	760	964	2,194
(Class C shares)**	281	560	964	2,095
(Class D shares)†	171	530	913	1,987
(Class Q shares)†	219	676	1,159	2,493

You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Year	5 Year	10 Year
(Class A shares)	$520	$825	$1,153	$2,077
(Class B shares)*	181	560	964	2,194
(Class C shares)**	181	560	964	2,095
(Class D shares)†	171	530	913	1,987
(Class Q shares)†	219	676	1,159	2,493

*	Class B shares generally convert to Class Q shares approximately eight years after purchase as described in the section entitled “Shareholder Account Information” on Page 7. Therefore, expense information for years 9 and 10 is the same for both classes.
**	Certain Class C shares were originally purchased with a conversion feature and convert to Class Q shares approximately 10 years after purchase. This conversion is not reflected in the example above.
†	AIG SunAmerica and/or certain affiliates are voluntarily waiving fees and/or reimbursing expenses for these classes. This fee waiver and/or expense reimbursement is not reflected in the Example above. These waivers and reimbursements may be terminated at any time at the option of AIG SunAmerica. Class B shares generally convert to Class Q shares approximately eight years after purchase. Therefore, in the example below Class B shares’ expenses reflect voluntary waivers and/or reimbursements for Class Q shares in years 9 and 10. The following are your costs after these fee waivers and/or expense reimbursements:

If you redeem your investment at the end of the periods indicated:

	1 Year	3 Year	5 Year	10 Year
(Class D shares)	$127	$397	$686	$1,511
(Class Q shares)	148	459	792	1,735

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Year	5 Year	10 Year
(Class D shares)	$127	$397	$686	$1,511
(Class Q shares)	148	459	792	1,735

Shareholder Account Information

SELECTING A SHARE CLASS

The Fund offers a number of classes of shares through this Prospectus, including: Class A, Class B, Class C and Class D shares.

Each class of shares has its own cost structure, or requirements, so you can choose the one best suited to your investment needs. An investor may purchase Class B shares up to $99,999.99 in any one purchase. When considering which class of shares to purchase, please note that while the overall cost structure (including applicable sales charges and annual expenses) of the Class A shares may not necessarily be lower than the Class B shares (without taking into effect any load waivers or reductions in sales charges), only the Class A and Class C shares are eligible to participate in the exchange privilege as described below. As between the share classes offering the exchange privilege (Class A and Class C), Class C shares generally offer a lower overall cost structure than the Class A shares for most investors absent any load waivers or reduction in sales charges on the Class A shares. For additional information regarding the cost structure of each class of shares please refer to the “Additional Information Regarding Purchase of Shares” section of the Statement of Additional Information. Your broker or financial adviser can help you determine which class is right for you.

Class A	Class B	Class C

•    Front-end sales charges, as described below. There are several ways to reduce these charges, also described below.

•    Lower annual expenses than Class B or Class C shares.

•    Class A shares may be exchanged for Class A shares of any other fund distributed by AIG SunAmerica Capital Services, Inc. (“AIG SACS”).

•    No front-end sales charges; all your money goes to work for you right away.

•    Higher annual expenses than Class A shares.

•    Deferred sales charge on shares you sell within four years of purchase, as described below.

•    Automatic conversion to Class Q shares approximately eight years after purchase.

•    Purchases in an amount of $100,000 or more will not be permitted. You should consult with your financial adviser to determine whether other share classes are more beneficial given your circumstances.

•    No front-end sales charges; all your money goes to work for you right away.

•    Higher annual expenses than Class A shares.

•    Deferred sales charge on shares you sell within twelve months of purchase, as described below.

•    Class C shares may be exchanged for Class C shares of any other fund distributed by AIG SACS.

Class D	Class Q

• Offered exclusively to existing Class D shareholders. • No sales charges. • Lower annual expenses than Class A, Class B or Class C shares.	• Available only through conversion of Class B shares eight years after purchase, and Class C shares purchased before August 18, 1999, after ten years of purchase. • No sales charges.

CALCULATION OF SALES CHARGES

Class A. Sales Charges are as follows:

	Sales Charge		Concession to Dealers
Your Investment	% of Offering Price	% of Net Amount Invested	% of Offering Price
Less than $250,000	3.75%	3.90%	3.00%
$250,000 to $ 499,999	3.00%	3.09%	2.50%
$500,000 to $ 999,999	2.00%	2.04%	1.75%
$1,000,000 or more	None	None	up to 1.00%

Investments of $1 million or more. Class A shares are available with no front-end sales charge. However, a 1% CDSC is imposed on any shares you sell within one year of purchase and a 0.50% CDSC is charged on any shares you sell after the first year and within the second year after purchase.

Class B. Shares are offered at their net asset value per share, without any front-end sales charges. However, there is a CDSC on shares you sell within four years of purchase. The longer the time between the purchase and the sale of shares, the lower the rate of the CDSC.

Shareholder Account Information

Class B deferred charges:

Years after purchase year	CDSC on shares being sold
1st year	3.00%
2nd year	2.50%
3rd year	2.00%
4th year	1.00%
5th year and thereafter	None

Class C. Shares are offered at their net asset value per share, without any front-end sales charges. However, there is a CDSC of 1% on shares you sell within 12 months after purchase.

Determination of CDSC. Each CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. There is no CDSC on shares you purchase through reinvestment of dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these shares available, we will sell shares that have the lowest CDSC.

For purposes of the CDSC, we count all purchases made during a calendar month as having been made on the FIRST day of that month.

SALES CHARGE REDUCTIONS AND WAIVERS

To receive a waiver or reduction in sales charges under the programs described below, the shareholder must notify AIG SACS (or other financial intermediary through which shares are being purchased) at the time of purchase or notify State Street Bank and Trust Company (the “Transfer Agent”) at the time of redeeming shares for those reductions or waivers that apply to the CDSC. Such notification must be provided in writing by the shareholder (or other financial intermediary through which shares are being purchased). In addition, a shareholder must provide certain information and records to the Fund as described below under “Information and records to be provided to Fund.”

Reduction in Sales Charges for Certain Investors of Class A shares. Various individuals and institutions may be eligible to purchase Class A shares at reduced sales charge rates under the programs described below. The Fund reserves the right to modify or cease offering these programs at any time without prior notice.

•

Rights of Accumulation. A purchaser of Fund shares may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described below) with shares previously purchased and still owned; provided the cumulative value of such shares (valued at cost or current net asset value, whichever is higher), amounts to $250,000 or more. In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of the particular Fund that were previously purchased, shares of the other classes of the same Fund, as well as shares of any class of any other funds advised by AIG SunAmerica, as long as such shares were sold with a sales charge or acquired in exchange for shares purchased with such a sales charge.

•

Letter of Intent. A reduction of sales charges is also available to an investor who, pursuant to a written Letter of Intent, establishes a total investment goal in Class A shares of one or more funds advised by AIG SunAmerica to be achieved through any number of investments over a thirteen-month period, of $250,000 or more. Each investment in such funds made during the period will be subject to a reduced sales charge applicable to the goal amount. The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor.

•

Combined Purchases. In order to take advantage of reductions in sales charges that may be available to you when you purchase Fund shares, you must inform the Distributor or Transfer Agent if you have entered into a letter of intent or right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase. To receive a reduced front-end sales charge, you or your Financial Intermediary must inform the Fund at the time of your purchase of Fund shares, that you believe you qualify for a discount. If you purchased shares through a financial intermediary, you may need to provide certain records, such as account statements for accounts held by family members or accounts you hold at another broker-dealer of financial intermediary, in order to verify your eligibility for reduced sales charges.

Waivers for Certain Investors for Class A shares. The following individuals and institutions may purchase Class A shares without front-end sales charges. The Fund reserves the right to modify or to cease offering these programs at any time.

•

Financial planners, institutions, broker-dealer representatives or registered investment advisers utilizing Fund shares in fee-based investment products under an agreement with AIG SACS. The following conditions established by AIG SACS apply: (i) the financial planner, financial institution or broker-dealer has signed a supplemental selling agreement and charges its client(s) an advisory fee based on the assets under management on an annual basis, and (ii) such financial planner, financial institution or broker-dealer does not advertise that shares of the Fund may be purchased by clients at net asset value.

•

Participants in certain employer sponsored benefit plans. The sales charge is waived with respect to shares purchased by employer sponsored retirement plans whether or not subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that offer the Fund as an investment vehicle, where the trustee, fiduciary or administrator has entered into an agreement with the Distributor, a Fund or its agents with respect to such purchases, and where the trustee, fiduciary or administrator performs participant recordkeeping or other administrative services.

•	Directors and other individuals and their families who are affiliated with any fund distributed by the Distributor.

•	Selling brokers and their employees and sales representatives and their families.

•	Registered management investment companies that are advised by AIG SunAmerica.

Waivers for Certain Investors for Class B and C shares. Under the following circumstances, the CDSC may be waived on redemption of Class B and Class C shares. The Fund reserves the right to modify or cease offering these programs at any time without prior notice.

•	Within one year of the shareholder’s death or becoming legally disabled (individually and spousal joint accounts only).

•

Taxable distributions to participants made by qualified retirement plans or retirement accounts (not including rollovers) for which AIG SunAmerica Funds Services, Inc. serves as fiduciary and in which the plan participant or account holder has attained the age of 59 1/2 at the time the redemption is made.

•	To make payments through the Systematic Withdrawal Plan (subject to certain conditions).

•

Eligible participant distributions from employer-sponsored retirement plans that meet the eligibility criteria set forth above under “Waivers For Certain Investors for Class A Shares,” such as distributions due to death, disability, financial hardship, loans, retirement and termination of employment, or any return of excess contributions.

•	Involuntary redemptions (e.g., closing of small accounts described under Shareholder Account Information).

Other Sales Charge Arrangements and Waivers. The Fund and AIG SACS offer other opportunities to purchase shares without sales charges under the programs described below. The Fund reserves the right to amend or discontinue these programs at any time without prior notice.

•

Dividend Reinvestment. Dividends and/or capital gains distributions received by a shareholder from the Fund will automatically be reinvested in additional shares of the Fund and share class without sales charge, at the net asset value per share in effect on the payable date. Alternatively, dividends and distributions may be reinvested in any retail fund distributed by the AIG SACS. Or, you may receive amounts in excess of $10.00 in cash if you elect in writing not less than five business days prior to the payment date. You will need to complete the relevant part of the Account Application to elect one of these other options.

•

Exchange of shares. Class A and Class C shares of the Fund may be exchanged for Class A and Class C shares, respectively, of one or more other retail funds distributed by AIG SACS at net asset value per share at the time of exchange. Please refer to the “Additional Investor Services” in this Prospectus for more details about this program.

•

Reinstatement privilege. Within one year of a redemption of certain Class A, Class B and Class C shares, the proceeds of the sale may be invested in the same share class of the Fund without a sales charge. A shareholder may use the reinstatement privilege only one time after selling such shares. If you paid a CDSC when you sold your shares, we will credit your account with the dollar amount of the CDSC at the time of sale. This may impact the amount of gain or loss recognized on the previous sale, for tax purposes. All accounts involved must be registered in the same name(s).

Information and records to be provided to Fund. You may be asked to provide supporting account statements or other information to allow us to verify your eligibility to receive a reduction or waiver of sales charge.

For more information regarding the sales charge reductions and waivers described above, please visit our website at www.sunamericafunds.com, and select the “Mutual Fund Services” hyperlink.

The Fund’s Statement of Additional Information also contains additional information about the sales charges and certain reductions and waivers.

DISTRIBUTION AND SERVICE FEES

Each class of shares of the Fund (other than Class D) has its own plan of distribution pursuant to Rule 12b-1 (“Rule 12b-1 Plan”) that provides for distribution and account maintenance fees (collectively, “Rule 12b-1 Fees”) (payable to AIG SACS) based on a percentage of average daily net assets, as follows:

Class	Distribution Fee	Account Maintenance Fee
A	0.10%	0.25%
B	0.50%	0.25%
C	0.50%	0.25%
Q	None	0.25%

Shareholder Account Information

Because Rule 12b-1 Fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

OPENING AN ACCOUNT (Classes A, B and C)

1.	Read this Prospectus carefully.

2.	Determine how much you want to invest. The minimum initial investments for the Fund are as follows:

•	non-retirement account: $500

•	retirement account: $250

•	dollar cost averaging: $500 to open; you must invest at least $25 a month

The minimum subsequent investments for the Fund are as follows:

•	non-retirement account: $100

•	retirement account: $25

The minimum initial and subsequent investments may be waived for certain fee-based programs and/or group plans held in omnibus accounts.

3.	Complete the appropriate parts of the Account Application, carefully following the instructions. If you have any questions, please contact your broker or financial advisor or call Shareholder Services at 800-858-8850.

4.	Complete the appropriate parts of the Supplemental Account Application. By applying for additional investor services now, you can avoid the delay and inconvenience of having to submit an additional application if you want to add services later.

5.	Make your initial investment using the chart on page 11. You can initiate any purchase, exchange or sale of shares through your broker or financial advisor.

As part of your application, you are required to provide information regarding your personal identification that is required under anti-money laundering laws, including the USA PATRIOT Act of 2001, as amended (the “PATRIOT Act”). If we are unable to obtain the required information, your application will be considered to be not in good order, and it therefore cannot be processed. Your application and any check or other deposit that accompanied your application will be returned to you. Applications must be received in good order under the PATRIOT Act requirements and as otherwise required in this Prospectus in order to receive that day’s net asset value. In addition, applications received in good order are nevertheless subject to customer identification verification procedures under the PATRIOT Act. We may ask to see your driver’s license or other identifying documents. We may share identifying information with third parties for the purpose of verification. If your identifying information cannot be verified within a reasonable time after receipt of your application, the account will not be processed or, if processed, the Fund reserves the right to redeem the shares purchased and close the account. If the Fund closes an account in this manner, the shares will be redeemed at the net asset value next calculated after the Fund decides to close the account. In these circumstances, the amount redeemed may be less than your original investment and may have tax implications. Consult with your tax advisor for details. Non-resident aliens will not be permitted to establish an account through the check and application process at the Transfer Agent.

If you invest in the Fund through your dealer, broker or financial adviser, your dealer, broker or financial adviser may charge you a transaction—based or other fee for its services in connection with the purchase or redemption of fund shares. These fees are in addition to those imposed by the Fund and its affiliates. You should ask your dealer, broker of financial adviser about its applicable fees.

Investment Through Financial Institutions. Dealers, brokers, financial advisors or other financial institutions (collectively, “Financial Institutions” or “Financial Intermediaries”) may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield and/or return to investors who invest through financial institutions may be less than an investor would receive by investing in the Fund directly. Financial Institutions may also set deadlines for receipt of orders that are earlier than the order deadline of the Fund due to processing or other reasons. An investor purchasing through a Financial Institution should read this Prospectus in conjunction with the materials provided by the Financial Institution describing the procedures under which Fund shares may be purchased and redeemed through the Financial Institution. For any questions concerning the purchase or redemption of Portfolio shares through a financial institution please call your Financial Institution or the Fund at (800) 858-8850.

HOW TO BUY SHARES (Classes A, B and C)

Buying Shares Through Your Financial Institution

You may generally open an account and buy Class A, B and C shares through any Financial Institution. Your Financial Institution will place your order with the Fund on your behalf. You may purchase additional shares in a variety of ways, including through your Financial Institution or by sending your check or wire directly to the Fund or its agents as described below under “Adding to an Account.” The Fund will generally not accept new accounts that are not opened through a Financial Institution except for accounts opened by current and former Directors and other individuals who are affiliated with, or employed by an affiliate of, the Fund or any fund distributed by the Distributor, selling brokers and their employees and sales representatives, family members of these individuals and certain other individuals at the discretion of the Fund or its agents.

Buying Shares Through the Fund

Opening an Account	Adding to an Account

By check

•   Make out a check for the investment amount, payable to the Fund or payable to AIG SunAmerica Mutual Funds. An account cannot be opened with a Fund check.

•   Deliver the check and your completed Account Application (and Supplemental Account Application, if applicable) to:

(via regular mail)

AIG SunAmerica Mutual Funds

c/o BFDS PO Box 219186 Kansas City,

MO 64121-9186

(via express, certified and registered mail)

AIG SunAmerica Mutual Funds

c/o BFDS 330 W 9th St.

Kansas City, MO 64105-1514

•   All purchases must be in U.S. dollars. Cash, money orders and/or travelers checks will not be accepted. A $ 25.00 fee will be charged for all checks returned due to insufficient funds.

•   Accounts can only be opened by check by a non-resident alien or on funds drawn from a non-U.S. bank if they are processed through a brokerage account or the funds are drawn from a U.S. branch of a non-U.S. bank. A personal check from an investor should be drawn from the investor’s bank account. In general, starter checks, cash equivalents, stale-dated or post-dated checks will not be accepted.

•   Make out a check for the investment amount, payable to the Fund or payable to AIG SunAmerica Mutual Funds. Shares cannot be purchased with a Fund check.

•   Include the stub from your Fund statement or a note specifying the Fund name, your share class, your account number and the name(s) in which the account is registered.

•   Indicate the Fund and account number in the memo section of your check.

•   Deliver the check and your stub or note to your broker or financial adviser, or mail them to:

(via regular mail)

AIG SunAmerica Mutual Funds

c/o BFDS P.O. Box 219186

Kansas City,

MO 64121-9373

(via express, certified and registered mail)

AIG SunAmerica Mutual Funds

c/o BFDS 330 W 9th St.

Kansas City, MO 64105-1514

By wire

•   Fax your completed application to AIG SunAmerica Fund Services, Inc. at 201-324-6496.

•   Obtain your account number by calling Shareholder Services at 800-858-8850.

•   Instruct your bank to wire the amount of your investment to:

State Street Bank & Trust Company

Boston, MA

ABA #0110-00028

DDA #99029712

ATTN: (include name of Fund and share class)

FBO: (include account number & names in which the acct. is registered).

Your bank may charge a fee to wire funds.

•   Instruct your bank to wire the amount of your investment to:

State Street Bank & Trust Company

Boston, MA

ABA #0110-00028

DDA #99029712

ATTN: (include name of Fund and share class)

FBO: (include account number & names in which the acct. is registered).

To open or add to an account using dollar cost averaging, see “Additional Investor Services.”

Shareholder Account Information

HOW TO SELL SHARES (Class A, Class B and C)

Selling Shares Through Your Financial Institution

You can sell shares through your Financial Institution or through the Fund as described below under “Selling Shares Through the Fund.” Shares held for you in your Financial Institution’s name must be sold through the Financial Institution.

Selling Shares Through the Fund

By mail

Send your request to:

(via regular mail )

AIG SunAmerica Mutual Funds

c/o BFDS

PO Box 219186

Kansas City, MO 64121-9186

(via express, certified and registered mail)

AIG SunAmerica Mutual Funds

c/o BFDS

330 W 9th St.

Kansas City, MO 64105-1514

Your request should include:

•   Your name

•   Portfolio name, share class and account number

•   The dollar amount or number of shares to be redeemed

•   Any special payment instructions

•   The signature of all registered owners exactly as the account is registered, and

•   Any special documents required to assure proper authorization.

On overnight mail redemptions, a $15 fee will be deducted from your account.

By phone

• Call Shareholder Services at 800-858-8850 between 8:30 a.m. and 7:00 p.m. Eastern Time on most business days. • Or, for automated 24-hour account access, call FastFacts at 800-654-4760.

By wire

If banking instructions exist on your account, this may be done by calling Shareholder Services at 800-858-8850 between 8:30 a.m. and 7:00 p.m. Eastern Time on most business days. Otherwise, you must provide, in writing, the following:

•   The Fund name, share class and account number you are redeeming;

•   Bank or Financial Institution name;

•   ABA routing number;

•   Account Number and Account registration.

If the account registration at your bank is different than your account at AIG SunAmerica, your request must be signature guaranteed. A notarization is not acceptable.

Minimum amount to wire money is $250. A $15 fee will be deducted from your account.

By internet

Visit our website at www.sunamericafunds.com, and select the “View Your Account” hyperlink (generally not available for retirement accounts).	Proceeds for all transactions will normally be sent on the business day after the trade date. Additional documents may be required for certain transactions.

To sell shares through a systematic withdrawal plan, see “Additional Investor Services.”

Certain Requests Require a Medallion Guarantee:

To protect you and the Fund from fraud, the following redemption requests must be in writing and include a medallion guarantee (although there may be other situations that also require a medallion guarantee):

•	Redemptions of $100,000 or more

•	The proceeds are to be payable other than as the account is registered

•	The redemption check is to be sent to an address other than the address of record

•	Your address of record has changed within the previous 30 days

•	Shares are being transferred to an account with a different registration

•	Someone (such as an Executor) other than the registered shareholder(s) is redeeming shares (additional documents may be required).

You can generally obtain a medallion guarantee from the following sources:

•	A broker or securities dealer

•	A federal savings, cooperative or other type of bank

•	A savings and loan or other thrift institution

•	A credit union

•	A securities exchange or clearing agency

A notary public CANNOT provide a medallion guarantee.

OPENING AN ACCOUNT, BUYING AND SELLING SHARES (Class D and Class Q)

Class D shares of the Fund are available only to existing shareholders who wish to purchase additional shares for their account. Inquiries regarding the purchase or redemption of Class D shares or the making or changing of investment choices should be directed to your financial adviser or plan administrator.

Class Q shares are available only upon conversion of Class B shares after eight years of purchase, and upon conversion of Class C shares purchased before August 18, 1999 (“Old Class C shares”) after ten years. Conversion will be on the basis of the relative net asset values per share without the imposition of any sales charge, fee or other charge. For purposes of the conversion of Class B and Old Class C shares to Class Q shares, shares purchased through the reinvestment of dividends and distributions paid on Class B shares or Old Class C Shares, as the case may be, in a shareholder’s account will be considered to be held in a separate sub-account. Each time any Class B shares or Old Class C Shares in the shareholder’s account (other than those in the sub-account) convert to Class Q shares, a pro rata portion of the Class B shares or Old Class C Shares, as the case may be, in the sub-account will also convert to Class Q shares. Class C shares purchased through the reinvestment of dividends and distributions paid on Class C Shares purchased on or after August 18, 1999 will not convert to Class Q shares.

TRANSACTION POLICIES (All Classes)

Valuation of shares. The net asset value per share (“NAV”) for the Fund is determined each Fund business day at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern Time). The Fund calculates the NAV of its shares by dividing the total value of its net assets by the number of shares outstanding. The days and times of such computation may, in the future, be changed by the Directors in the event that the Fund’s securities are traded in significant amounts in markets other than the NYSE, or on days or at times other than those during which the NYSE is open for trading. Securities for which market quotations are not readily available or if a development/significant event occurs that may significantly impact the value of the security, then these securities are valued, as determined pursuant to procedures adopted in good faith by the Board of Directors. The fair value of all other assets is added to the value of securities to arrive at the Fund’s total asset value. The value of any shares of open-end funds held by the Fund will be calculated using the NAV of such funds. The prospectus for any such open-end funds should explain the circumstances under which these funds use fair value pricing and the effects of fair value pricing.

Loans will be valued in accordance with guidelines established by the Board of Directors. Under the Fund’s current guidelines, Loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid and asked price in the market for such Loans, as provided by a Board-approved loan pricing service. Loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a Loan at fair value, the factors considered include the following, (a) the creditworthiness of the Borrower and any intermediate participants, (b) the terms of the Loan, (c) recent prices in the market for similar Loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Other portfolio securities (other than short-term obligations but including listed issues) may be valued on the basis of prices furnished by one or more pricing services that determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, other portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. Securities listed on the NASDAQ exchange will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. Positions in options are valued at the last sale price on the principal trading market for the option. Obligations purchased with remaining maturities of 60 days or less are valued at amortized cost unless this method no longer produces fair valuation. Repurchase agreements are valued at cost plus accrued interest. Rights or warrants to acquire stock, or stock acquired pursuant to the exercise of a

Shareholder Account Information

right or warrant, may be valued taking into account various factors such as original cost to the Fund, earnings and net worth of the issuer, market prices for securities of similar issuers, assessment of the issuer’s future prosperity, or liquidation value or third party transactions involving the issuer’s securities.

As of the close of regular trading on the NYSE, securities traded primarily on securities exchanges outside the U.S. are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, the Fund uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund’s shares, and the Fund may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities, the Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Buy and sell prices. When you buy Class A shares, you pay the NAV plus any applicable sales charges, as described above. When you sell Class B or Class C shares and, in certain instances, Class A shares, you receive the NAV minus any applicable CDSCs. When you buy Class D shares, you pay the NAV. When you sell Class D or Class Q shares, you receive the NAV.

Execution of requests. The Fund is open on those days when the NYSE is open for regular trading (“Fund business day”). We execute buy and sell requests at the next NAV to be calculated after the Fund receives your request in good order. If the Fund or AIG SACS receives your order before the Fund’s close of business (generally 4:00 p.m., Eastern Time), you will receive that day’s closing price. If the Fund or the Distributor receives your order after that time, you will receive the next business day’s closing price. The Fund and the Distributor reserve the right to reject any order to buy shares.

Certain qualified Financial Institutions may transmit an investor’s purchase or redemption order to the Fund’s Transfer Agent after the close of regular trading on the NYSE on a Fund business day. As long as the investor has placed the order with the Financial Institution by the close of regular trading on the NYSE on that day, the investor will then receive the NAV of the Fund’s shares determined by the close of regular trading on the NYSE on the day the order was placed with the qualified Financial Institution. Orders received after such time will not result in execution until the following Fund business day. Financial Institutions are responsible for instituting procedures to ensure that purchase and redemption orders by their respective clients are processed expeditiously.

The processing of sell requests and payment of proceeds may generally not be postponed for more than seven days, except when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the Securities and Exchange Commission (“SEC”). The Fund and its agents reserve the right to “freeze” or “block” (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to: (i) where an accountholder appears on the list of “blocked” entities and individuals maintained pursuant to OFAC (Office of Foreign Assets Control) regulations; (ii) where the Fund or its agents detect suspicious activity or suspect fraudulent or illegal activity; or (iii) where certain notifications have been received by a Fund or its agents that there is a dispute between the registered or beneficial account owners.

The Fund may invest in securities that are primarily listed on foreign exchanges, that trade on weekends or other days when the Fund does not price its shares. As a result, the value of the Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

Telephone transactions. For your protection, telephone requests are recorded in order to verify their accuracy. In addition, Shareholder Services will take measures to verify the identity of the caller, such as asking for name, account number, social security or other taxpayer ID number and other relevant information. If appropriate measures are not taken, the Fund is responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

Exchanges. You may exchange Class A and Class C shares of the Fund for Class A and Class C shares of any other fund distributed by AIG SACS. Such exchange may constitute a taxable event for United States federal income tax purposes. Before making an exchange, you should review a copy of the Prospectus of the fund into which you would like to exchange. All exchanges are subject to applicable minimum investment requirements. A Systematic Exchange Program is described under “Additional Investor Services.” Only Class A and Class C shares have exchange privileges.

If you exchange shares that were purchased subject to a CDSC, the CDSC schedule will continue to apply following the exchange. In determining the CDSC applicable to shares being sold after an exchange, we will take into account the length of time you held those shares prior to the exchange.

The Fund may change or cancel its exchange privilege at any time, upon 60 days’ written notice to its shareholders. The Fund at all times also reserves the right to restrict, reject or cancel any exchange transactions, for no reason or any reason, without notice. For example, the Fund may refuse any sale of Fund shares through an exchange by any investor or group if, in the Fund’s judgment, the trade (1) may interfere with the efficient management of the Fund’s portfolio, (2) may appear to be connected with a strategy of market timing (as described below in the “Market Timing Trading Policies and Procedures” section), or (3) may have the potential of otherwise adversely affecting the Fund. In making a decision to reject an exchange request, the Fund may consider, among other factors, the investor’s trading history in the Fund and in other AIG SunAmerica Funds.

Rejected exchanges. If the Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean that there will be no sales of the shares that would have been used for the exchange purchase. Of course, you may generally redeem shares of the Fund at any time, subject to any applicable CDSCs.

Certificated shares. The Fund does not issue certificated shares.

Fund Holdings. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Statement of Additional Information.

MARKET TIMING TRADING POLICIES AND PROCEDURES

Market timing policies. The Fund discourages excessive or short-term trading, often referred to as “market timing,” and seeks to restrict or reject such trading or takes other action, as described below, if in the judgment of the Fund or any of its service providers, such trading may interfere with the efficient management of the Fund’s portfolio, may materially increase the Fund’s transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders. The Fund’s Board of Directors has determined that the Funds should not serve as vehicles for frequent trading and has adopted policies and procedures with respect to such trading, which are described in this section.

All Fund shareholders are subject to these policies and procedures, regardless of how their shares were purchased or are otherwise registered with the Fund’s Transfer Agent. While the Fund’s expectation is that the market timing policies will be enforced by Financial Intermediaries pursuant to the Fund’s Prospectus, the Fund may be limited in its ability to monitor the trading activity or enforce the Fund’s market timing trading policies and procedures with respect to certain customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers.

Risks from market timers. Depending on various factors, including the size of the Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents and the dollar amount and number and frequency of trades, excessive or short-term trading may interfere with the efficient management of the Fund’s portfolio, increase the Fund’s transactions costs, administrative costs and taxes and/or impact Fund performance.

In addition, if the nature of the Fund’s portfolio holdings exposes the Fund to investors who engage in the type of excessive or short-term trading that seeks to take advantage of possible delays between the change in the value of a mutual fund’s portfolio holdings and the reflection of the change in the net asset value of the fund’s shares, sometimes referred to as “arbitrage market timing,” there is the possibility that such trading, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net delays between the change in the value of the Fund’s portfolio holdings and the net asset value of the Fund’s shares.

Arbitrage market timers may exploit such delays between the change in the value of the Fund’s portfolio holdings and the net asset value of the Fund’s shares in funds that hold significant investments in foreign securities because certain foreign markets close several hours ahead of the U.S. markets.

Market timing procedures. The Fund’s procedures include committing staff of the Fund’s shareholder services agent to monitor trading activity in the Fund on a regular basis by selectively reviewing transaction reports in an effort to identify trading activity that may be excessive or short-term and detrimental to the Fund. Factors considered in the monitoring process include, but may not be limited to, the frequency of transactions by the financial intermediary, the Fund’s investment objective, the size of the Fund and the dollar amount of the transaction. In the event that such trading activity is identified and based on the information the Fund and its service providers in their sole discretion conclude that the trading may be detrimental to the Fund, the Fund reserves the right to temporarily or permanently bar future purchases into AIG SunAmerica funds or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange between funds).

AIG SACS has entered into agreements with financial intermediaries that maintain omnibus accounts with the Fund pursuant to which the financial intermediary undertakes to provide certain information to the Fund, including trading information, and also agrees to execute certain instructions from the Fund in connection with the Fund’s market timing policies. In certain circumstances, a Fund may rely upon the policy of a financial intermediary to deter short-term or excessive trading if the Fund believes that the policy of such intermediary is reasonably designed to detect and deter transactions that are not in the best interest of the Fund. A financial intermediary’s policy relating to short-term or excessive trading may be more or less restrictive than the Fund’s policy.

A Fund may also accept undertakings by a financial intermediary to enforce excessive or short-term trading policies on behalf of the Fund using alternative techniques, to the extent such techniques provide a substantially similar level of protection for the Fund against such transactions. For

Shareholder Account Information

example, certain financial intermediaries may have contractual or legal restrictions that prevent them from blocking an account. In such instances, the insurance company may use alternative techniques that the Fund considers to be a reasonable substitute for such a block.

Though the implementation of the Fund’s procedures involve judgments that are inherently subjective and involve some selectivity in their application, the Fund and the Fund’s service providers seek to make judgments that are consistent with the interests of the Fund’s shareholders. There is no assurance that the Fund or its service providers will gain access to any or all information necessary to detect market timing. While the Fund will seek to take actions (directly and with the assistance of financial intermediaries) that will detect market timing, the Fund cannot represent that such trading activity can be completely eliminated.

Revocation of market timing trades. Transactions placed in violation of the Fund’s market timing trading policies are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next Fund business day following receipt by the Fund.

ADDITIONAL INVESTOR SERVICES (Classes A, B and C)

To select one or more of these additional services, complete the relevant part(s) of the Supplemental Account Application. To add a service to an existing account, contact your broker or financial advisor, or call Shareholder Services at 800-858-8850.

Dollar Cost Averaging lets you make regular investments from your bank account to any retail fund of your choice distributed by AIG SACS. You determine the frequency and amount of your investments, and you can terminate your participation at any time. Dollar cost averaging does not assure profit or protect against a loss in a declining market. Since this strategy involves continuous investments, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.

Systematic Withdrawal Plan may be used for routine bill payment or periodic withdrawals from your account up to a maximum amount of 12% per year based on the value of the account at the time the plan is established. To use the Systematic Withdrawal Plan

•	Make sure you have at least $5,000 worth of shares in your account.

•

Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

•

Specify the payee(s) and amount(s). The payee may be yourself or any other party (which may require a signature guarantee), and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule. Each withdrawal must be at least $50.

•	Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

•	Make sure your dividends and capital gains are being reinvested.

Systematic Exchange Program may be used to exchange Class A and Class C shares of the Fund periodically for Class A and Class C shares of one or more other retail funds distributed by AIG SACS. To use:

•	Specify the fund(s) from which you would like money withdrawn and into which you would like money invested.

•	Determine the schedule: monthly, quarterly, semi-annually, annually or certain selected months.

•	Specify the amount(s). Each exchange must be worth at least $50.

•	Accounts must be registered identically; otherwise a medallion guarantee will be required.

Retirement plans. AIG SunAmerica Mutual Funds offer a range of qualified retirement plans, including IRAs, Roth IRAs, Simple IRAs, SEPs, SARSEPs, 401(k) plans, 403(b) plans, Individual 401(k) plans, and other pension and profit-sharing plans. Using these plans, you can invest in any fund distributed by AIG SACS with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Retirement Plans at 800-858-8850, ext. 6074.

TAX, DIVIDEND DISTRIBUTION AND ACCOUNT POLICIES

Account Mailings:

Account Statements. Generally, account statements are mailed to dealers and shareholders on a quarterly basis.

Transaction Confirmations. Generally, you will receive an account confirmation:

•	after every transaction that affects your account balance (except a dividend reinvestment, automatic purchase, automatic redemption of systematic exchange); and

•	after any changes of name or address of the registered owner(s), or after certain account option changes.

IRS Tax Forms. Every year you should also receive, if applicable, an IRS Form 1099 tax information statement, mailed by January 31st.

These mailings apply to accounts opened through the Fund. Accounts opened through a broker/dealer firm will receive statements from that financial institution.

Prospectuses, Annual and Semi-annual Reports. As an alternative to regular mail, you may elect to receive these reports via electronic delivery. To enroll for this option, visit our website at www.sunamericafunds.com, and select the “Go Paperless” hyperlink (Note: this option is only available to accounts opened through the Fund).

Dividends. The Fund generally distributes most or all of its net earnings in the form of dividends. Income dividends, if any, are declared daily and paid monthly. Capital gains distributions, if any, are paid at least annually by the Fund. The Fund reserves the right to declare and pay dividends less frequently than as disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually.

Dividend Reinvestments. Your dividends and distributions, if any, will be automatically reinvested in additional shares of the Fund and share class on which they were paid, unless you elect in writing, not less than five business days prior to the payment date, to receive amounts in excess of $10 in cash. Alternatively, dividends and distributions may be reinvested in any fund distributed by AIG SACS, or you may receive amounts in excess of $10.00 in cash if you elect in writing not less than five business days prior to the payment date. You will need to complete the relevant part of the Account Application to elect one of these other options. For existing accounts, contact your broker or financial advisor or call Shareholder Services at 800-858-8850, to change dividend and distribution payment options. The per share dividends on Class D shares will generally be higher than the per share dividends on Class A, Class B, Class C and Class Q shares of the Fund as a result of the fact that Class D shares are not subject to any distribution or service fee. Similarly, the per share dividends on Classes A and Q will generally be higher than the per share dividends on Class B and Class C, as a result of the fact that the former classes are subject to lower distribution or service fees.

Taxability of dividends. As long as the Fund meets the requirements for being a tax-qualified regulated investment company, which the Fund intends to meet in the future, it will pay no federal income tax on the earnings it distributes to shareholders.

Some dividends paid in January may be taxable as if they had been paid during the previous December. It is not expected that dividends paid by the Fund to a corporate shareholder will be eligible for the dividends received deduction.

The IRS Form 1099 that is mailed to you every January details your dividends and their federal income tax category, although you should verify your tax liability with your tax professional.

“Buying into a Dividend.” You should note that if you purchase shares just before a distribution, you will be taxed for that distribution like other shareholders, even though that distribution represents simply a return of part of your investment. You may wish to defer your purchase until after the record date for the distribution, so as to avoid this tax impact.

Taxability of transactions. Any time you sell or exchange shares, it is considered a taxable event for you. Depending generally on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions. If you hold Class B or Class C shares, you will not have a taxable event when they convert into Class Q shares.

Other Tax Considerations. If you are neither a resident nor a citizen of the United States or if you are a foreign entity, ordinary income dividends paid to you (which include distributions of net short-term capital gains) will generally be subject to a 30% United States withholding tax, unless a lower treaty rate applies.

By law, the Fund must withhold 28% of your distributions and proceeds if you have not provided a correct taxpayer identification number or social security number.

This section summarizes some of the consequences under current United States federal income tax law of an investment in the Fund. It is not a substitute for professional tax advice. Consult your tax advisor about the potential tax consequences of an investment in the Fund under all applicable laws.

Small accounts (other than Class D). If you draw down an account so that its total value is less than $500 ($250 for retirement plan accounts), you may be asked to purchase more shares within 60 days. If you do not take action, the Fund may close out your account and mail you the proceeds. Alternatively, you may be charged at the annual rate of $24 to maintain your account. Your account will not be closed if its drop in value is due to Fund performance, the effects of sales charges, or administrative fees (for retirement plans only).

More Information About the Funds

FUND INVESTMENT STRATEGIES

The Fund has its own investment goal and a strategy for pursuing it. The chart summarizes information about the Fund’s investment approach. Following this chart is a Glossary that further describes the investment and risk terminology that we use. Please review the Glossary in conjunction with this chart.

What is the Fund’s investment goal?	High level of current income as is consistent with the preservation of capital
What principal investment strategy does the Fund use to implement its investment goal?	Investing in senior floating rate loans
What are the Fund’s principal investment techniques?	Invests, under normal market conditions, at least 80% of its net assets, plus any borrowing for investment purposes, in senior secured floating rate loans and other institutionally traded secured floating rate debt obligations. The Fund may also purchase investment grade fixed income debt securities and money market instruments.
What are the Fund’s other significant (non-principal) investments?	• Foreign securities • Illiquid securities
What other types of securities may the Fund normally invest in as part of efficient portfolio management and which may produce some income?	• Defensive instruments • Borrowing for temporary or emergency purposes (up to 33 1/3%) • Derivatives
What risks may affect the Fund?

PRINCIPAL RISKS:

•    Credit quality

•    Collateral impairment

•    Interest rate fluctuations

•    Securities selection

•    Economic and general market volatility

•    Non-diversification

•    Prepayment

NON-PRINCIPAL RISKS:

•    Foreign exposure

•    Illiquidity

•    Derivatives

GLOSSARY

The two best-known debt rating agencies are Standard & Poor’s Ratings Services, a Division of The McGraw-Hill Companies, Inc. and Moody’s Investors Service, Inc. “Investment grade” refers to any security rated “BBB” or above by Standard & Poor’s or “Baa” or above by Moody’s or determined to be of comparable quality by the Adviser or the Subadviser.

INVESTMENT TERMINOLOGY

An Assignment is purchased from a Lender and typically results in the purchaser succeeding to all rights and obligations under the Loan Agreement between the assigning Lender and the Borrower. However, Assignments may be arranged through private negotiations, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

Defensive instruments include high quality fixed income securities, repurchase agreements and other money market instruments. The Fund may make temporary defensive investments in response to adverse market, economic, political or other conditions. When the Fund takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, the Fund may not achieve its investment goal.

A Derivative instrument is an instrument, such as an option or a future, whose value is based on the performance of an underlying financial instrument.

Equity securities include common and preferred stocks, convertible securities, warrants and rights.

Fixed-income securities provide consistent interest or dividend payments. They include corporate bonds, notes, debentures, preferred stocks, convertible securities, U.S. government securities and mortgage-backed and asset-backed securities. The issuer of a senior fixed-income security is obligated to make payments on this security ahead of other payments to security holders. An investment grade fixed-income security is rated in one of the top four ratings categories by a debt rating agency (or is considered of comparable quality by the Adviser). A bond includes all fixed-income securities other than short-term commercial paper and preferred stock.

Foreign securities are issued by companies located outside of the U.S. and include securities issued by companies located in emerging markets and foreign debt obligations. Foreign securities may include American Depositary Receipts (ADRs) or other similar securities that convert into foreign securities such as European Depository Receipts (EDRs) and Global Depository Receipts (GDRs).

The Fund may borrow for temporary or emergency purposes including to meet redemptions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return.

Illiquid securities are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

Options and futures are contracts involving the right to receive or obligation to deliver assets or money at an agreed-upon price that may depend on the performance of one or more underlying assets or a market or economic index.

Participations are interests in senior floating rate loans acquired from a Lender or from other owners of Participations (a “Participant”). In either case, the purchaser does not establish any direct contractual relationship with the Borrower. The purchaser of a Participation is required to rely on the Lender or the Participant that sold the Participation not only for the enforcement of its rights under the Loan Agreement against the Borrower but also for the receipt and processing of payments due under the Loan. Therefore, the owner of a Participation is subject to the credit risk of both the Borrower and a Lender or Participant.

Senior floating rate loans hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. The proceeds of senior floating rate loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. Senior floating rate loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base

Glossary

lending rate, plus a premium. Senior floating rate loans are negotiated between a Borrower and one or more financial institution lenders (the “Lenders”) represented by one or more Lenders acting as an agent of all Lenders. The Fund may invest in senior floating rate loans directly or by purchasing Assignments or Participations.

Short-term money market instruments include short-term U.S. government obligations, repurchase agreements, commercial paper, bankers’ acceptances and certificates of deposit.

When-issued/delayed delivery transactions generally involve the purchase or sale of a security with payment and delivery at some time in the future—i.e. beyond normal settlement.

A zero-coupon security is a security that makes no periodic interest payments but instead is sold at a deep discount from its face value.

More Information About the Fund

RISK TERMINOLOGY

Collateral Impairment: Collateral impairment is the risk that the value of the collateral for a loan will fall. The Fund expects to invest in collateralized loans, loans secured by other things of value the Borrower owns. Any type of decline in the value of collateral could cause the loan to become undercollateralized or unsecured. In this case, there is usually no requirement to pledge more collateral. The Fund may invest in Loans that are guaranteed or collateralized by the shareholders of private companies.

Credit quality: The creditworthiness of the issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue high yield or “junk” bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

Derivatives: Derivatives are subject to general risks relating to heightened sensitivity to market volatility, interest rate fluctuations, illiquidity and creditworthiness of the counterparty to the derivatives transactions.

Economic and general market volatility: Economic and other events (whether real or perceived) can reduce the demand for certain senior floating rate loans or senior floating rate loan, generally, which may reduce market prices and cause the Fund’s net asset value per share to fall. The frequency and magnitude of such changes cannot be predicted.

Foreign exposure: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. government. Foreign investments will also be affected by local, political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when the issuer is from an emerging market country.

Illiquidity: Certain securities may be difficult or impossible to sell at the time and the price that the seller would like. In addition, while not necessarily illiquid securities, the Loans in which the Fund primarily invests are generally not listed on any exchange and the secondary market for those senior Loans is comparatively illiquid relative to markets for other fixed income securities. Consequently, obtaining valuations for those Loans may be more difficult than obtaining valuations for actively traded securities. Thus, the value upon disposition on any given Loan may differ from its current valuation.

Interest rate fluctuations: Volatility of the bond market is due principally to changes in interest rates. As interest rates rise, bond prices typically fall; and as interest rates fall, bond prices typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Non-Diversification: The Fund is non-diversified and may take concentrated positions on a small number of investments. As a result, its performance may be affected more by a decline in the market price of one such investment than would be the case if the Fund were more diversified.

Prepayment: Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other asset-backed securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates the Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by the Fund may exhibit price characteristics of longer-term debt securities.

Securities selection: A strategy used by the Fund, or securities selected by its portfolio manager, may fail to produce the intended return.

Fund Management

Adviser. AIG SunAmerica selects and manages the investments, provides various administrative services, and supervises the daily business affairs of the Fund, except to the extent it has delegated portfolio management of the Fund to a subadviser. AIG SunAmerica is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. AIG SunAmerica was organized in 1982 under the laws of Delaware, and managed, advised or administered approximately $50.3 billion of assets as of March 31, 2008. In addition to managing the Fund, AIG SunAmerica serves as adviser, manager and/or administrator for Anchor Series Trust, SunAmerica Focused Series, Inc., Seasons Series Trust, SunAmerica Equity Funds, SunAmerica Money Market Funds, Inc., SunAmerica Series Trust, AIG Series Trust, SunAmerica Income Funds, SunAmerica Focused Alpha Growth Fund, Inc., SunAmerica Focused Alpha Large-Cap Fund, Inc., AIG Retirement Company I and AIG Retirement Company II.

For the fiscal year ended December 31, 2007, the Fund paid the Adviser a management fee equal to the following percentage of average daily net assets:

Fund	Fee

SunAmerica Senior Floating Rate Fund	0.85%

A discussion regarding the basis for the Board of Directors approving any investment advisory contract of the Fund is available in the Fund’s Annual Report to shareholders for the period ending December 31, 2007.

AIG SunAmerica has contractually agreed to waive fees and/or reimburse expenses for certain classes of the Funds in the amounts set forth in the Funds’ Statement of Additional Information (“SAI”) and as described in the footnotes to the Expense Table in this Prospectus. AIG SunAmerica also may voluntarily waive or reimburse additional amounts to increase the investment return to a Fund’s investors.

AIG Global Investment Corp. (“AIGGIC”), subadviser to the Fund, is located at 70 Pine Street, New York, NY 10270, and is responsible for the investment decisions for the Fund. AIGGIC is an affiliate of AIG SunAmerica and is a part of AIG Investments. AIG Investments comprises a group of international investment adviser companies (including AIGGIC), which provide advice, investment products and asset management services to clients around the world. As of December 31, 2007, AIG Investments managed approximately $754 billion, of which approximately $622 billion relates to AIG affiliates and $132 billion relates to client assets. These figures do not include assets sub-advised to third party managers. AIG SunAmerica, and not the Fund, compensates AIGGIC for its services. For the fiscal year ended December 31, 2007 AIG SunAmerica paid AIGGIC a subadvisory fee equal to 0.25% of average daily net assets.

Portfolio Management. Thomas Brandt, John Lapham and Steven Oh have joint responsibility for making investment decisions for the Fund.

Thomas Brandt, Managing Director. Mr. Brandt is primarily responsible for overseeing loan trading activities, including the purchase and sale of leverage loans in the primary and secondary markets. Prior to joining AIG Investments in 2001 and SunAmerica, Inc. in June 2000, Mr. Brandt was Managing Director in Paribas Media & Telecom Finance Department where he was responsible for a $2.8 billion media and telecom loan portfolio. Prior to Paribas, he worked in the Corporate Finance Department at Fuji Bank. He began his career at Union Bank of California where he worked for six years, primarily in the leveraged lending area. Mr. Brandt received a Bachelor’s degree in Economics from the University of San Diego and an MBA degree in Finance from San Diego State University.

John Lampham, III, CFA, Managing Director. Mr. Lampham’s primary responsibility is co-managing AIGGIG’s Leveraged Loan Group. Prior to joining AIG Investments in 2001 and SunAmerica, Inc. in December 1995, Mr. Lampham was a Senior Vice President in the Investment Banking Group of Oppenheimer & Co., Inc., where he was responsible for private placements in the western United States. Previously, he worked at Prudential Insurance Co. for 12 years, primarily in the private placement arena. Mr. Lampham holds the Chartered Financial Analyst designation (“CFA”). Mr. Lampham received a Bachelor of Business Administration degree in Finance from the University of Texas at El Paso and an MBA degree in Finance and Accounting from the Graduate School of Management at UCLA.

Steven Oh, CFA, Managing Director. Mr. Oh’s primary responsibility is co-managing AIG Investments’ Leveraged Loan Group. Prior to joining AIG Investments in 2001 and SunAmerica, Inc. in 2000, Mr. Oh’s leverage finance investment experience included serving as a Portfolio Manager in High Yield and Bank Debt at Koch Capital, and Vice President in High Yield and Distressed Debt Trading at BancAmerica Securities. Other prior positions include Manager at Ernst & Young’s Restructuring and Reorganization and Strategy Consulting Group. Mr. Oh received a B.S. degree in Finance and Management from the Wharton School of Business at the University of Pennsylvania and an MBA in Finance from the Kellogg School of Northwestern University. Mr. Oh holds the CFA designation and has Series 7 and Series 63 licenses.

The SAI provides additional information about the portfolio managers’ compensation, other accounts under management and ownership of the Fund’s securities.

Distributor. AIG SunAmerica Capital Services, Inc. (the “Distributor”) distributes the Fund’s shares. The Distributor, an AIG SunAmerica affiliate, receives the initial and deferred sales charges, all or a portion of which may be re-allowed to other broker-dealers. In addition, the Distributor receives fees under each Fund’s Class A, Class B, Class C and Class Q 12b-1 plans.

The Distributor, at its expense, may from time to time provide additional compensation to broker-dealers (including in some instances, affiliates of the Distributor in connection with sales of shares of a Fund). This compensation may include: (i) full re-allowance of the front-end sales charge on class A shares; (ii) additional compensation with respect to the sale of Class A, Class B, Class C or Class D shares; or (iii) financial assistance to broker-dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more of the Funds, and/or other broker-dealer sponsored special events. In some instances, this compensation will be made available only to certain broker-dealers whose representatives have sold a significant number of shares of the Fund. Compensation may also include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. Compensation may also include various forms of non-cash compensation offered through permissible sales contests or otherwise. Broker-dealers may not use sales of the Fund’s shares to qualify for this compensation to the extent receipt of such compensation may be prohibited by applicable law or the rules of any self-regulatory agency, such as the national Association of Securities Dealers. Dealers who receive bonuses or other incentives may be deemed to be underwriters under the Securities Act of 1933.

In certain instances, AIG SunAmerica or its affiliates may pay distribution-related expenses, including providing the additional compensation to broker-dealers or other financial intermediaries who sell fund shares. In addition, AIG SunAmerica, the Distributor and their affiliates (including the Administrator) may make substantial payments to broker-dealers or other financial intermediaries and service providers for distribution and/or shareholder servicing activities. Some of these distribution-related payments may be made to dealers or financial intermediaries for marketing, promotional, administrative and/or recordkeeping services that may promote sakes of Fund shares; these payments are often referred to as “revenue sharing.” Such payments may be based on various factors, including levels of assets and/or sales (based on gross or net sales or some other criteria) of one or more Funds managed and/or administered by AIG SunAmerica. In some circumstances, those types of payments may relate to one or more Funds’ inclusion on a financial intermediary’s preferred list of funds offered to its clients or may create an incentive for a broker-dealer or other financial intermediary or its representatives to recommend of offer shares of the Funds to its customers over other funds that do not have sponsors making similar payments. You should ask your broker-dealer or financial intermediary for more details about any such payments it receives.

Payments by AIG SunAmerica are out of its own resources, including the profits from its advisory fees. Payments by the Distributor may be out of its own resources or fees it receives under the Funds’ Class A, Class B, Class C and Class Q Rule 12b-1 Plans. Payments by other affiliates are out of their own resources.

Servicing Agent. AIG SunAmerica Fund Services, Inc. (“AIG SAFS” or the “Servicing Agent”) assists the Fund’s transfer agent in providing shareholder services. The Servicing Agent, a SunAmerica affiliate, is paid a monthly fee by the Fund for its services at the annual rate of 0.22% of average daily net assets of Class A, Class B, Class C, Class D and Class Q shares.

Financial Highlights

The Financial Highlights table for the Fund is intended to help you understand the Fund’s financial performance for the past 5 fiscal years through December 31, 2007. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers, LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are incorporated by reference in the SAI, which is available upon request. The Fund operated as a closed-end investment company with monthly repurchase offers until October 4, 2006, whereupon it converted to an open-end investment company. Information in the Financial Highlights table reflects performance of the Fund as a closed-end investment company through October 3, 2006, and the Fund may have performed differently if it were an open-end investment company for the periods specified.

Period Ended	Net Asset Value beginning of Period	Net invest- ment income (loss)@	Net gain (loss) on invest- ments (both realized and unrealized)	Total from invest- ment operations	Dividends from net invest- ment income	Net Asset Value end of period	Total Return(1)	Net Assets end of period (000’s)	Ratio of net expenses to average net assets	Ratio of net investment income to average net assets	Portfolio turnover	Expense Ratio before waiver of fees and reimburse- ment of expenses	Net investment income before waiver of fees and reimburse- ment of expenses
	Class A
For the period from 10/04/06* through
12/31/06	$9.39	$0.38	$(0.22)	$0.16	$(0.15)	$9.40	1.75%	$14,165	1.45%#	6.78%#	61%	3.26%#	4.97%#
12/31/07	9.40	0.56	(0.48)	0.08	(0.60)	8.88	0.84	89,077	1.45	6.58	91	2.04	5.99
	Class B
12/31/03	$8.78	$0.40	$0.54	$0.94	$(0.39)	$9.33	10.95%	$26,565	1.54%	4.35%	75%	2.57%	3.33%
12/31/04	9.33	0.29	0.08	0.37	(0.29)	9.41	3.97	27,530	1.75	3.04	24	2.38	2.41
12/31/05	9.41	0.41	(0.02)	0.39	(0.41)	9.39	4.24	25,181	1.75	4.36	57	2.38	3.73
12/31/06	9.39	0.59	0.01	0.60	(0.59)	9.40	6.55	25,885	1.75	6.25	61	2.45	5.55
12/31/07	9.40	0.58	(0.53)	0.05	(0.58)	8.87	0.43	19,203	1.75	6.22	91	2.46	5.51
	Class C
12/31/03	$8.78	$0.38	$0.56	$0.94	$(0.39)	$9.33	10.92%	$103,726	1.59%	4.22%	75%	2.51%	3.31%
12/31/04	9.33	0.28	0.09	0.37	(0.29)	9.41	3.97	174,583	1.75	3.06	24	2.35	2.46
12/31/05	9.41	0.42	(0.03)	0.39	(0.41)	9.39	4.24	154,584	1.75	4.36	57	2.32	3.79
12/31/06	9.39	0.59	0.01	0.60	(0.59)	9.40	6.54	176,743	1.75	6.26	61	2.39	5.62
12/31/07	9.40	0.57	(0.52)	0.05	(0.58)	8.87	0.43	235,957	1.75	6.24	91	2.40	5.59
	Class D
12/31/03	$8.78	$0.43	$0.54	$0.97	$(0.42)	$9.33	11.28%	$13,369	1.25%	4.63%	75%	1.86%	4.02%
12/31/04	9.33	0.33	0.08	0.41	(0.33)	9.41	4.49	27,630	1.25	3.60	24	1.62	3.23
12/31/05	9.41	0.47	(0.03)	0.44	(0.46)	9.39	4.76	23,148	1.25	4.86	57	1.60	4.51
12/31/06	9.39	0.66	(0.01)	0.65	(0.64)	9.40	7.08	16,034	1.25	6.71	61	1.72	6.24
12/31/07	9.40	0.63	(0.54)	0.09	(0.62)	8.87	0.93	10,428	1.25	6.71	91	1.65	6.31
	Class Q(2)
For the period from 4/28/04* through
12/31/04	$9.42	$0.22	$(0.01)	$0.21	$(0.22)	$9.41	2.22%	$224	1.45%#	3.44%#	24%	9.31%#	(4.42)%#
12/31/05	9.41	0.43	(0.01)	0.42	(0.44)	9.39	4.55	401	1.45	4.74	57	4.32	1.87
12/31/06	9.39	0.59	0.04	0.63	(0.62)	9.40	6.86	773	1.45	6.57	61	4.06	3.97
12/31/07	9.40	0.55	(0.47)	0.08	(0.60)	8.88	0.85	4,628	1.45	6.58	91	2.13	5.90

@	Calculated based upon average shares outstanding.
(1)	Total return is not annualized and does not reflect sales load but does include expense reimbursements.
(2)	Effective October 4, 2006, Class A shares were redesignated to Class Q shares and a new class of shares designated as Class A shares commenced offering.
*	Inception Date of Class.
#	Annualized.

For More Information

The following documents contain more information about the Fund and are available free of charge upon request:

Annual and Semiannual Reports.    In the Fund’s annual report, you will find financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI).    The SAI contains additional information about the Fund’s policies, investment restrictions and business structure. This Prospectus incorporates the SAI by reference, which means that it is legally part of this Prospectus.

You may obtain copies of these documents or ask questions about the Fund by contacting: AIG SunAmerica Fund Services, Inc. at 800-858-8850, by visiting our web site at www.sunamericafunds.com, or by calling your broker or financial adviser.

View your account online!

Visit our web site at www.sunamericafunds.com and click on “Shareholder Services and Account Information” in order to:

•	View your account and portfolio balance(s)

•	View the transaction history of your account(s)

•	See the net asset value of the Fund(s) you own

•	Perform financial transactions (some limitations apply)

•	Update account information (some limitations apply)

•	Access year-to-date tax summary information

•	View the dealer information on your account(s)

For Broker/Dealers: You can view your clients’ account information online by visiting our website at www.sunamericafunds.com and clicking on the “Financial Professionals” link. Please call 800-858-8850, x6003 to obtain a password.

View your shareholder reports on line!

Enroll for electronic delivery of Prospectuses and Annual Reports by visiting our website at www.sunamericafunds.com and clicking on “Shareholder Services and Account Information,” and then the “Go Paperless” option to complete the consent form. Why Go Paperless?

•	Immediate receipt of important Fund information

•	Elimination of bulky documents from personal files

•	Reduction of the Fund’s printing and mailing costs

Once enrolled, paper copies of these documents will be replaced with an e-mail notification that they are available on the Internet. You can even notify us online if your e-mail address changes. You may cancel your enrollment at any time. Please note that the e-mail address you provide will be kept confidential and will only be used for purposes related to the Funds. All personal information is encrypted and is completely secure.

Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 202-942-8090 for information on the operation of the Public Reference Room. Information about the Funds is also available on the Securities and Exchange Commission’s web-site at http://www.sec.gov and copies may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with any different information.

DISTRIBUTOR: AIG SunAmerica Capital Services, Inc.

INVESTMENT COMPANY ACT

File No. 811-08727

STATEMENT OF ADDITIONAL INFORMATION

APRIL 29, 2008

SUNAMERICA SENIOR FLOATING RATE FUND, INC.

Harborside Financial Center

3200 Plaza 5

Jersey City, New Jersey 07311-4992

This statement of additional information (“SAI”) is not a Prospectus, and should be read in conjunction with the Fund’s Prospectus dated April 29, 2008. The SAI expands upon and supplements the information contained in the current Prospectus. The Prospectus is incorporated by reference into this SAI, and this SAI is incorporated by reference into the Prospectus. The audited financial statements of the Fund has been incorporated by reference into the SAI from the Fund’s Annual Report. You may request a copy of the Annual Report, at no charge, by calling (800) 858-8850.

Unless otherwise noted, capitalized terms used herein but not defined have the same meanings as assigned to them in the Prospectus.

FUND HISTORY

SunAmerica Senior Floating Rate Fund, Inc. (the “Fund”) is an open-end, non-diversified management investment company organized as a Maryland corporation in 1998. The Fund’s principal office is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311.

On August 29, 2001, American International Group, Inc. (“AIG”), a Delaware corporation, acquired American General Corp. (the “Merger”) and American General Asset Management Corp. (“AGAM”) and American General Funds Distributors, Inc. (“AGFD”). Since AIG SunAmerica is also a subsidiary of AIG, in order to facilitate restructuring and eliminate duplication of functions, which became apparent in the Merger, pursuant to approval by shareholders on October 19, 2001, AIG SunAmerica Asset Management Corp. (“AIG SunAmerica”) replaced AGAM as the manager to the Fund on November 16, 2001. Also as part of this restructuring, the Fund’s name changed from the North American Senior Floating Rate Fund to the SunAmerica Senior Floating Rate Fund, Inc.

Effective January 1, 2005, AIG Global Investment Corporation (“AIGGIC”) became the Fund’s subadviser. Previously, Stanfield Capital Partners LLC had been the Fund’s subadviser since June 1, 2001. Prior to that, CypressTree Investment Management Company, Inc. had been subadviser to the Fund. Also effective November 16, 2001, AIG SunAmerica Capital Services, Inc. (“AIG SACS”), an affiliate of AIG SunAmerica, became the distributor for the Fund. Previously, AGFD served as distributor for the Fund.

On October 4, 2006, the Fund converted from a closed-end investment company into an open-end investment company.

INVESTMENT OBJECTIVE AND POLICIES

For a description of the objective, or “goal,” of the Fund, see “More Information About the Fund” in the Prospectus. The following information is provided for those investors wishing to have more comprehensive information than that contained in the Prospectus. The Fund has an 80% investment requirement because of the type of investment suggested by its name as described in the Prospectus. Shareholders will receive at least 60 days’ notice prior to any change to the 80% investment requirement of the Fund. Unless otherwise specified, the Fund may invest in the following securities, and make use of the following investment techniques. The stated percentage limitations are applied to an investment at the time of purchase unless indicated otherwise.

The Fund’s investment goal and principal investment strategy is to provide a high a level of current income as is consistent with the preservation of capital by investing primarily in senior secured floating rate loans and other institutionally traded secured floating rate debt obligations (“Loans”). There is no assurance that the Fund’s investment goal will be achieved.

Under normal market conditions, the Fund will invest at least 80% of its net assets, plus any borrowing for investment purposes, in Loans. The Fund may also purchase investment grade fixed income debt securities and money market instruments.

Loans consist generally of direct obligations of companies (collectively, “Borrowers”), primarily U.S. companies or their affiliates, undertaken to finance the growth of the Borrower’s business, internally or externally, or to finance a capital restructuring. Loans in which the Fund will invest are primarily highly-leveraged Loans made in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings.

In selecting Loans, the Fund will employ credit standards established by AIGGIC. The Fund will purchase Loans only if, in the judgment of AIGGIC, the Borrower can meet debt service on the Loan (except in the case of Discount Loans as described below). The Fund will acquire Loans that are, in the judgment of AIGGIC, in the category of senior debt of the Borrower and that generally hold the most senior position in the Borrower’s capitalization structure. A Borrower must also meet other criteria established by AIGGIC and deemed by it to be appropriate to the analysis of the Borrower and the Loan.

The Fund’s primary consideration in selecting Loans for investment by the Fund is the Borrower’s creditworthiness. Some of the Loans in which the Fund invests are not currently rated by any nationally recognized statistical rating organization. The Fund has no minimum rating requirement for Loans. The quality ratings assigned to other debt obligations of a Borrower are generally not a material factor in evaluating Loans because these rated obligations typically will be subordinated to the Loans and will be unsecured. Instead, AIGGIC will perform its own independent credit analysis of the Borrower. This analysis will include an evaluation of the Borrower’s industry and business, its management and financial statements, and the particular terms of the Loan that the Fund may acquire. AIGGIC will use information prepared and supplied by the Agent (as defined below) or other participants in the Loans. AIGGIC will continue to analyze in a similar manner on an ongoing basis any Loan in which the Fund invests. There can be no assurance that the Fund will be able to acquire Loans satisfying the Fund’s investment criteria at acceptable prices.

Loans

Characteristics of Loans

Each Loan will be secured by collateral that AIGGIC believes to have a market value, at the time of acquiring the Loan, that equals or exceeds the principal amount of the Loan. The value of the collateral underlying a Loan may decline after purchase, with the result that the Loan may no longer be fully secured. The Fund will not necessarily dispose of such a Loan, even if the collateral impairment of a Loan would result in the Fund having less than 80% of its assets in fully secured Loans.

The Loans typically will have a stated term of five to nine years. However, because the Loans typically amortize principal over their stated life and are frequently prepaid, their average life is expected to be two to three years. The degree to which Borrowers prepay Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the Borrower’s financial condition, and competitive conditions among lenders. Accordingly, prepayments cannot be predicted with accuracy. Prepayments generally will not have a material effect on the Fund’s performance because, under normal market conditions, the Fund should be able to reinvest prepayments in other Loans that have similar or identical yields, and because receipt of prepayment and facility fees may mitigate any adverse impact on the Fund’s yield.

The rate of interest payable on Loans is the sum of a base lending rate plus a specified spread. These base lending rates are generally the London Inter-Bank Offered Rate (“LIBOR”) for 90-day dollar deposits, the Certificate of Deposit Rate (“CD Rate”) of a designated U.S. bank, the Prime Rate of a designated U.S. bank, or another base lending rate used by commercial lenders. A Borrower usually has the right to select the base lending rate and to change the base lending rate at specified intervals.

The interest rate on LIBOR-based and CD Rate-based Loans is reset periodically at intervals ranging from 30 to 360 days, while the interest rate on Prime Rate-based Loans floats daily as the Prime Rate changes. Investment in Loans with a longer interest rate reset period may increase fluctuations in the Fund’s net asset value as a result of changes in interest rates. The Fund will attempt to maintain a portfolio of Loans that will have a dollar-weighted average period to next interest rate adjustment of approximately 90 days or less.

The yield on a Loan primarily will depend, among other considerations, on the terms of the underlying Loan and the base lending rate chosen by the Borrower initially and on subsequent dates specified in the applicable loan agreement. The relationship between LIBOR, the CD Rate, and the Prime Rate will vary as market conditions change. Borrowers tend to select the base lending rate that results in the lowest interest cost, and the rate selected may change from time to time.

Agents and Intermediate Participants

Loans are typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions. The Borrower and the lender or lending syndicate enter into a loan agreement (the “Loan Agreement”). The Agent typically administers and enforces the Loan on behalf of the other lenders in the syndicate. In addition, an institution, typically but not always the Agent (the “Collateral Bank”), holds any collateral on behalf of the lenders. The Collateral Bank must be a qualified custodian under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund may not act as an Agent, a Collateral Bank, a guarantor or sole negotiator or structuror with respect to a Loan.

In a typical Loan, the Agent administers the terms of the Loan Agreement and is responsible for the collection of principal and interest and fee payments from the Borrower and the apportionment of these payments to the credit of all lenders that are parties to the Loan Agreement. The Fund generally will rely on the Agent to collect its portion of the payments on a Loan. Furthermore, the Fund will rely on the Agent to use appropriate creditor remedies against the Borrower. Typically, under Loan Agreements, the Agent is given broad discretion in enforcing the Loan Agreement and is obligated to use only the same care it would use in the management of its own property. The Borrower compensates the Agent for these services. This compensation may include special fees paid on structuring and funding the Loan and other fees paid on a continuing basis. The typical practice of an Agent or a lender in relying exclusively or primarily on reports from the Borrower may involve a risk of fraud by the Borrower.

If an Agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding, the Agent’s appointment may be terminated, and a successor agent would be appointed. Assets held by the Agent under the Loan Agreement should remain available to holders of Loans. However, if an appropriate regulatory authority or court determines that assets held by the Agent for the benefit of the Fund are subject to the claims of the Agent’s general or secured creditors, the Fund might incur certain costs and delays in realizing payment on a Loan or suffer a loss of principal and/or interest. Furthermore, in the event of the Borrower’s bankruptcy or insolvency, the Borrower’s obligation to repay the Loan may be subject to certain defenses that the Borrower can assert as a result of improper conduct by the Agent.

The Fund’s investment in a Loan may take the form of an “Assignment.” The Fund would typically purchase an Assignment from the Agent or other assigning lender (the “Assigning Lender”) and as a result would become a “Lender” under the Loan Agreement. Subject to the terms of the Loan Agreement, the Fund typically succeeds to all the rights and obligations under the Loan Agreement of the Assigning Lender. However, Assignments may be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning lender.

The Fund’s investment in a Loan may take the form of a “Participation.” Lenders may sell Loans to third parties called “Participants.” Participations may be acquired from a lender or from other Participants. If the Fund purchases a Participation either from a lender or a Participant, the Fund will not have established any direct contractual relationship with the Borrower. The Fund would be required to rely on the lender or the Participant that sold the Participation not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the Loan. The Fund is thus subject to the credit risk of both the Borrower and a Lender or Participant. Lenders and Participants interposed between the Fund and a Borrower are referred to as “Intermediate Participants.”

In the case of Participations, because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower in the event the Borrower fails to pay principal and interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would be involved if the Fund could enforce its rights directly against the Borrower. Moreover, under the terms of a Participation, the Fund may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the Fund also may be subject to the risk that the Intermediate Participant may become insolvent. The agreement between the buyer and seller may also limit the rights of the holder of the Loan to vote on certain changes that may be made to the Loan Agreement, such as waiving a breach of a covenant. However, in almost all cases, the holder of a Loan will have the right to vote on certain fundamental issues such as changes in principal amount, payment dates, and interest rate.

AIGGIC also analyzes and evaluates the financial condition of the Agent and, if applicable, the Intermediate Participant. The Fund will invest in a Loan only if the outstanding debt obligations of the Agent and Intermediate Participants, if any, are, at the time of investment, investment grade (i.e., (a) rated BBB or better by Standard and Poor’s Ratings Group (“S&P”) or Baa or better by Moody’s Investors Service, Inc. (“Moody’s”); or (b) rated A-3 or better by S&P or P-3 or better by Moody’s; or (c) determined by AIGGIC to be of comparable quality).

Although the Fund generally holds only Loans for which the Agent and Intermediate Participants, if any, are banks, the Fund may acquire Loans from non-bank financial institutions and Loans originated, negotiated and structured by non-bank financial institutions, if the Loans conform to the credit requirements described above. As other types of Loans are developed and offered to investors, AIGGIC will consider making investments in these Loans, consistent with the Fund’s investment objective, policies and quality standards, and in accordance with applicable custody and other requirements of the 1940 Act.

Discount Loans

The Fund may from time to time acquire Loans at a discount from their nominal value or with a facility fee that exceeds the fee traditionally received in connection with the acquisition of Loans (“Discount Loans”). The Borrowers with respect to Discount Loans may have experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of credit restructuring. In addition, Discount Loans may become available as a result of an imbalance in the supply of and demand for certain Loans. The Fund may acquire Discount Loans in order to realize an enhanced yield or potential capital appreciation when AIGGIC believes that the market has undervalued those Loans due to an excessively negative assessment of a Borrower’s creditworthiness or an imbalance between supply and demand. The Fund may benefit from any appreciation in value of a Discount Loan, even if the Fund does not obtain 100% of the Loan’s face value or the Borrower is not wholly successful in resolving its credit problems.

Other Information About Loans

A Borrower must comply with various restrictive covenants contained in the applicable Loan Agreement. In addition to requiring the scheduled payment of interest and principal, these covenants may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the Borrower to maintain specific financial ratios, and limits on total debt. The Loan Agreement may also contain a covenant requiring the Borrower to prepay the Loan with any free cash flow. Free cash flow generally is defined as net cash flow after scheduled debt service payments and permitted capital expenditures, and includes the proceeds from asset dispositions or securities sales. A breach of a covenant that is not waived by the Agent (or by the lenders directly, as the case may be) is normally an event of default, which provides the Agent or the lenders directly the right to call the outstanding Loan.

The Fund may have certain obligations in connection with a Loan, such as, under a revolving credit facility that is not fully drawn down to loan additional funds under the terms of the credit facility. The Fund will not invest in Loans that would require the Fund to make any additional investments in connection with future advances if such commitments would exceed 20% of the Fund’s assets or would cause the Fund to fail to meet the diversification requirements described below. The Fund will maintain a segregated account with its custodian of liquid, high-grade debt obligations with a value equal to the amount, if any, of the Loan that the Fund has obligated itself to make to the Borrower, but that the Borrower has not yet requested.

The Fund may receive and/or pay certain fees in connection with its activities in buying, selling and holding Loans. These fees are in addition to interest payments received, and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the Fund buys a Loan, it may receive a facility fee, and when it sells a Loan, it may pay a facility fee. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Loan, or, in certain circumstances, the Fund may receive a prepayment penalty fee on the prepayment of a Loan by a Borrower. The Fund may also receive other fees, including covenant waiver fees and covenant modification fees.

From time to time AIGGIC or its affiliates may borrow money from various banks in connection with their business activities. These banks also may sell Loans to the Fund or acquire Loans from the Fund, or may be Intermediate Participants with respect to Loans owned by the Fund. These banks also may act as Agents for Loans that the Fund owns.

Unsecured Loans and Short-Term and Medium-Term Obligations

The Fund may hold up to 20% of its assets in cash or invested in short-term or medium-term debt obligations or in unsecured loans. The Fund will invest only in Unsecured Loans that AIGGIC determines have a credit quality at least equal to that of the collateralized Loans in which the Fund primarily invests. With respect to an Unsecured Loan, if the Borrower defaults on its obligation, there is no specific collateral on which the Fund can foreclose, although the Borrower typically will have assets that AIGGIC believes exceed the amount of the Unsecured Loan at the time of purchase.

The short-term and medium-term debt obligations in which the Fund may invest include, but are not limited to, senior Unsecured Loans with a remaining maturity of one year or less, certificates of deposit, commercial paper, short-term and medium-term notes, bonds with remaining maturities of less than five years, obligations issued by the U.S. Government or any of its agencies or instrumentalities, and repurchase agreements. All of the debt instruments described in this paragraph, other than Unsecured Loans, will be investment grade (i.e., rated Baa, Prime-3 or better by Moody’s or BBB, A-3 or better by S&P or, if unrated, determined by AIGGIC to be of comparable quality). For a definition of the ratings assigned to instruments, see the Appendix. Pending investment of the proceeds of Fund sales, or when AIGGIC believes that investing for defensive purposes is appropriate, more than 20% (up to 100%) of the Fund’s assets may be temporarily held in cash or in the short-term and medium-term debt obligations described in this paragraph.

Foreign Investments

The Fund also may acquire U.S. dollar denominated Loans made to non-U.S. Borrowers: (a) (i) located in any country whose unguaranteed, unsecured and otherwise unsupported long-term sovereign debt obligations are rated A-3 or better by Moody’s and A- or better by S&P, or (ii) with significant U.S. dollar-based revenues or significant U.S.-based operations; and (b) located in a country that does not impose withholding taxes on payment of principal, interest, fees, or other payments to be made by the Borrower; provided, however, that any such Borrower meets the credit standards established by AIGGIC for U.S. Borrowers, and no more than 25% of the Fund’s net assets are invested in Loans of non-U.S. Borrowers. Loans to non-U.S. Borrowers may involve certain special considerations not typically associated with investing in U.S. Borrowers. Information about a foreign company may differ from that available with respect to U.S. Borrowers, because foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. Borrowers. There may be greater risk in valuing and monitoring the value of collateral underlying loans to non-U.S. Borrowers. There generally is less government supervision and regulation of financial markets and listed companies in foreign countries than in the United States. The Fund will not invest in Unsecured Loans of non-U.S. Borrowers.

Repurchase Agreements

The Fund may enter into repurchase agreements with respect to its permitted investments, but currently intends to do so only with member banks of the Federal Reserve System or with primary dealers in U.S. Government securities. Under a repurchase agreement, the Fund buys a security at one price and simultaneously promises to sell that same security back to the seller at a higher price. The Fund’s repurchase agreements will provide that the value of the collateral underlying the repurchase agreement always will be at least 102% of the repurchase price, including any accrued interest earned on the repurchase agreement, and will be marked to market daily. The repurchase date is usually within seven days of the original purchase date. In all cases, AIGGIC must be satisfied with the creditworthiness of the other party to the agreement before entering into a repurchase agreement. In the event of the bankruptcy (or other insolvency proceeding) of the other party to a repurchase agreement, the Fund might experience delays in recovering its cash. To the extent that the value of the securities the Fund purchased may have declined in the meantime, the Fund could experience a loss.

Money Market Securities

Money market securities may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements, commercial paper, bankers’ acceptances, time deposits and CDs.

Fixed Income Securities

The Fund may invest up to 20% of its total assets in “investment grade” fixed income securities. Fixed income securities are broadly characterized as those that provide for periodic payments to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount, although they may represent a priority over common stockholders in the event of the issuer’s liquidation. Many fixed income securities are subject to scheduled retirement, or may be retired or “called” by the issuer prior to their maturity dates. The interest rate on certain fixed income securities, known as “variable rate obligations,” is determined by reference to or is a percentage of an objective standard, such as a bank’s Prime Rate, the 90-day Treasury bill rate, or the rate of return on commercial paper or bank CDs, and is periodically adjusted. Certain variable rate obligations may have a demand feature entitling the holder to resell the securities at a predetermined amount.

The market values of fixed income securities tend to vary inversely with the level of interest rates — when interest rates rise, their values will tend to decline; when interest rates decline, and their values generally will tend to rise. The potential for capital appreciation with respect to variable rate obligations or floating rate instruments will be less than with respect to fixed-rate obligations. Long-term instruments are generally more sensitive to these changes than short-term instruments. The market value of fixed income securities and therefore their yield are also affected by the perceived ability of the issuer to make timely payments of principal and interest.

“Investment grade” is a designation applied to intermediate and long-term corporate debt securities rated within the highest four rating categories assigned by Standard & Poor’s (AAA, AA, A or BBB, including the + and/or—designations) or by Moody’s (Aaa, Aa, A or Baa, including any numerical designations), or, if unrated, considered by the Adviser to be of comparable quality. The ability of the issuer of an investment grade debt security to pay interest and to repay principal is considered to vary from extremely strong (for the highest ratings) through adequate (for the lowest ratings given above), although the lower-rated investment grade securities may be viewed as having speculative elements as well.

Those debt securities rated “BBB” or “Baa,” while considered to be “investment grade,” may have speculative characteristics. In addition, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. As a consequence of the foregoing, the opportunities for income and gain may be limited. While the Fund has no stated policy with respect to the disposition of securities whose ratings fall below investment grade, each occurrence is examined by the Adviser to determine the appropriate course of action.

Other Investments

The Fund may acquire warrants and other equity securities as part of a unit combining Loans and equity securities of the Borrower or its affiliates, but only incidentally to the Fund’s purchase of a Loan. The Fund also may acquire equity securities issued in exchange for a Loan or issued in connection with a Borrower’s debt restructuring or reorganization, or if the acquisition, in the judgment of AIGGIC may enhance the value of a Loan or otherwise would be consistent with the Fund’s investment policies.

Recent Market Events

The fixed income markets are experiencing a period of extreme volatility which has negatively impacted market liquidity conditions. Initially, the concerns on the part of market participants were focused on the subprime segment of the mortgage-backed securities market. However, these concerns have since expanded to include a broad range of mortgage- and asset-backed and other fixed income securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes and sectors. As a result, fixed income instruments are experiencing liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Securities that are less liquid are more difficult to value and may be hard to dispose of. Domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise, and the yield to decline. Such events may have an adverse effect on the Fund.

Portfolio Turnover

The Fund may purchase and sell securities whenever necessary to seek to accomplish its investment objective. Portfolio turnover generally involves some expense to a Fund and its shareholders, including brokerage commissions and other transaction costs on the purchase and sale of securities and reinvestment in other securities. Higher portfolio turnover may decrease the after tax return to shareholders if it results in the realization of net capital gains, which may be taxable when distributed to shareholders. A Fund’s portfolio turnover rate would equal 100% if each security in the Fund’s portfolio were replaced once per year. The frequency of portfolio purchases and sales (known as the “turnover rate”) will vary from year to year. It is anticipated that the Fund’s turnover rate will be between 50% and 100%, but will not be a limiting factor when AIGGIC deems portfolio changes appropriate. Although the Fund generally does not intend to trade for short-term profits, the securities held by the Fund will be sold whenever AIGGIC believes it is appropriate to do so, without regard to the length of time a particular security may have been held.

INVESTMENT RESTRICTIONS AND FUNDAMENTAL POLICIES

The following fundamental policies cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. In accordance with the requirements of the 1940 Act, “a majority of the Fund’s outstanding voting securities” means the lesser of either: (a) the vote of 67 percent or more of the voting securities present at the annual or a special meeting of the Fund’s shareholders, if the holders of more than 50 percent of the Fund’s outstanding voting securities are present or represented by proxy; or (b) the vote of more than 50 percent of the Fund’s outstanding voting securities. The Fund may not:

(a)	Borrow money or issue senior securities, except as permitted by the 1940 Act;

(b)	Invest more than 25% of the Fund’s total assets (taken at current value) in the securities of Borrowers and other issuers having their principal business activities in the same industry (the electric, gas, water and telephone utility industries being treated as separate industries for the purpose of this restriction); provided that (i) there is no limitation on purchasing securities the issuer of which is deemed to be in the financial institutions industry, which includes commercial banks, thrift institutions, insurance companies and finance companies and (ii) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities;

(c)	Make loans to other persons, except that the Fund may: (i) acquire Loans, debt securities and other obligations in which the Fund is authorized to invest in accordance with its investment objective and policies, (ii) enter into repurchase agreements, and (iii) lend its portfolio securities;

(d)	Underwrite securities issued by other persons, except insofar as it may be deemed technically to be an underwriter under the Securities Act of 1933 in selling or disposing of an investment;

(e)	Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The purchase of Loans, securities or other investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin;

(f)	Purchase or sell real estate, although it may purchase and sell securities secured by interests in real estate and securities of issuers that invest or deal in real estate; provided that the Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities; or

(g)	Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices or other financial instruments.

The Fund has adopted the following nonfundamental investment policies which may be changed by the Fund’s Board of Directors without shareholder approval. As a matter of nonfundamental policy, the Fund may not:

(a)	Make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund either owns an equal amount of such securities or owns securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short, and in any event only to the extent that no more than 5% of its net assets are committed to short sales;

(b)	Purchase oil, gas or other mineral leases or purchase partnership interests in oil, gas or other mineral exploration or development programs;

(c)	Invest more than 10% of its total assets (taken at current value) in the securities of issuers that, together with any predecessors, have a record of less than three years continuous operation, except U.S. Government securities, securities of issuers that are rated at least “A” by at least one nationally recognized statistical rating organization, municipal obligations and obligations issued or guaranteed by any foreign government or its agencies or instrumentalities; or

(d)	Invest more than 10% of its total assets in Loans of any single Borrower.

For the purpose of fundamental policies (a) and (e) and nonfundamental investment policy (a), the Fund’s arrangements (including escrow, margin and collateral arrangements) with respect to transactions in all types of options and futures contract transactions shall not be considered to be: (a) a borrowing of money or the issuance of securities (including senior securities) by the Fund; (b) a pledge of the Fund’s assets; (c) the purchase of a security on margin; or (d) a short sale or position.

The Fund has no present intention of engaging in options or futures transactions, or in short sales, or of issuing preferred shares.

For the purpose of fundamental policy (b), the Fund will consider all relevant factors in determining who is the issuer of the Loan, including the Borrower’s credit quality, the amount and quality of the collateral, the terms of the Loan Agreement and other relevant agreements (including intercreditor agreements), the degree to which the credit of an interpositioned person was deemed material to the decision to purchase the Loan, the interest rate environment, and general economic conditions applicable to the Borrower and an interpositioned person.

Notwithstanding the Fund’s investment policies and restrictions, the Fund may invest all or part of its investable assets in an investment management company with substantially the same investment objective, policies and restrictions as the Fund, to the extent permitted by Section 12(d) of the 1940 Act and applicable regulations. This could allow the creation of a “master/feeder” structure in the future. The Fund may also invest in securities of other investment companies, to the extent permitted by Section 12(d) of the 1940 Act. The Fund may also invest in exchange traded funds (“ETFs”). Most ETFs are investment companies and therefore, a Fund’s purchase of ETF shares generally are subject to the limitations on, and the risks of, a Fund’s investments in other investment companies.

If a percentage restriction on investment policies or the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

DIRECTORS AND OFFICERS

The following table lists the Directors and executive officers of the Fund, their dates of birth, current positions held with the Fund, length of time served, principal occupations during the past five years, number of funds overseen within the fund complex and other trusteeships or directorships held outside of the fund complex. Unless otherwise noted, the address of each Director and executive officer is Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992. Directors, who are

not deemed to be “interested persons” of the Fund, AIG SunAmerica or the Subadvisor as defined in the 1940 Act, are referred to as “Disinterested Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.”

DIRECTORS AND OFFICERS OF THE FUND

Name, Date of Birth, and Address	Position(s) Held with Fund	Length of Time Served[1]	Principal Occupations during the last 5 years	Number of Portfolios in Fund Complex Overseen by Director[2]	Other Directorship(s) Held by Director[3]

DISINTERESTED DIRECTORS

Dr. Judith L. Craven DOB: October 6, 1945	Director	2001 to Present	Retired.	87	Director, Belo Corp. (1992 to present); Director, Sysco Corp. (1996 to present); Director, Luby’s, Inc. (1998 to present).

William F. Devin DOB: December 30, 1938	Director	2001 to Present	Retired.	88	Director, Boston Options Exchange (2001 to present).

Samuel M. Eisenstat DOB: March 7, 1940	Chairman of the Board	2001 to Present	Attorney, solo practitioner.	48	Director, North European Oil Royal Trust

[1]	Directors serve until their successors are duly elected and qualified, subject to the Directors’ Retirement Plan as discussed on page B-20.
[2]

The term “Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of the adviser. The “Fund Complex” includes the Fund, SunAmerica Money Market Funds, Inc. (“SAMMF”) (2 funds), SunAmerica Equity Funds (“SAEF”) (9 funds), SunAmerica Income Funds (“SAIF”) (5 funds), SunAmerica Focused Series, Inc. (“SAFS”) (18 portfolios), SunAmerica Focused Alpha Growth Fund, Inc. (“FGF”) (1 fund), SunAmerica Focused Alpha Large-Cap Fund, Inc. (“FGI”) (1 fund), AIG Series Trust (3 funds), Anchor Series Trust (“AST”) (9 portfolios), AIG Retirement Co. I (“AIG RC I”) (33 portfolios), AIG Retirement Co. II (“AIG RC II”) (15 portfolios), SunAmerica Series Trust (“SAST”) (35 portfolios), Seasons Series Trust (“SST”) (24 portfolios), AIG Strategic Hedge Fund of Funds (1 fund), and Brazos Mutual Funds (4 funds).

[3]

Directorships of Companies required to report to the Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies regulated under the 1940 Act.

Name, Date of Birth, and Address	Position(s) Held with Fund	Length of Time Served[1]	Principal Occupations during the last 5 years	Number of Portfolios in Fund Complex Overseen by Director[2]	Other Directorship(s) Held by Director[3]
Stephen J. Gutman DOB: May 10, 1943	Director	2001 to Present	Senior Associate, Corcoran Group (Real Estate) (2003 to present); President and Member of Managing Directors, Beau Brummell Soho LLC (licensing of menswear specialty retailing and other activities) (1988 to present).	48	None

William J. Shea DOB: February 9, 1948	Director	2004 to Present	Managing Partner, DLB Capital, LLC (Private Equity); President and CEO, Conseco, Inc. (Financial Services) (2001 to 2004); Chairman of the Board of Centennial Technologies, Inc. (1998 to 2001).	48	Chairman of the Board. Royal and SunAlliance U.S.A., Inc., (2005 to present); Director, Boston Private Financial Holdings (2004 to present).

INTERESTED DIRECTOR

Peter A. Harbeck DOB: January 23, 1954[4]	Director	2001 to Present	President, CEO and Director, AIG SunAmerica (1995 to present); Director, AIG SunAmerica Capital Services, Inc. (“AIG SACS”) (1993 to present); President and CEO, AIG Advisor Group, Inc. (2004 to present).	96	None

OFFICERS

John T. Genoy[5] DOB: November 8, 1968	President	December 2007 to Present	Chief Financial Officer, AG SunAmerica (2002 to present); Senior Vice President, AIG SunAmerica (2003 to present); Chief Operating Officer (2006 to present).	N/A	N/A

[4]	Mr. Harbeck is considered to be an Interested Director because he serves as President, CEO and Director of AIG SunAmerica and Director of AIG SACS.
[5]	On December 10, 2007, John T. Genoy was elected President and Chief Executive Officer of the Fund.

Name, Date of Birth, and Address	Position(s) Held with Fund	Length of Time Served[1]	Principal Occupations during the last 5 years	Number of Portfolios in Fund Complex Overseen by Director[2]	Other Directorship(s) Held by Director[3]
Donna M. Handel DOB: June 25, 1966	Treasurer	2002 to Present	Senior Vice President, AIG SunAmerica (2004 to present); Vice President, AIG SunAmerica (1997 to 2004).	N/A	N/A

James Nichols DOB: April 7, 1966	Vice President	2006 to Present	Director, President & CEO, AIG SACS (2006 to present); Senior Vice President, AIG SACS (2002 to 2006); Vice President, AIG SunAmerica (1995 to 2002).	N/A	N/A

Gregory N. Bressler DOB: November. 17, 1966	Secretary	2005 to present	Senior Vice President and General Counsel, AIG SunAmerica (2005 to present); Vice President and Director of U.S. Asset Management Compliance, Goldman Sachs Asset Management L.P. (2004 to 2005); Deputy General Counsel, Credit Suisse Asset Management, LLC (“Credit Suisse”) (2002 to 2004): Counsel, Credit Suisse (2000 to 2002).	N/A	N/A

Cynthia Gibbons DOB: December 6, 1967	Chief Compliance Officer	2002 to Present	Vice President, AIG SunAmerica (2007 to present); Securities Compliance Manager, American General Investment Management 2000 to 2002).	N/A	N/A

Name, Date of Birth, and Address	Position(s) Held with Fund	Length of Time Served[1]	Principal Occupations during the last 5 years	Number of Portfolios in Fund Complex Overseen by Director[2]	Other Directorship(s) Held by Director[3]
Nori L. Gabert DOB: August 15, 1953	Vice President Assistant Secretary	2005 to Present	Vice President and Deputy General Counsel, AIG SunAmerica (2001 to present); Vice President and Secretary AIG RC I and AIG RC II (2000 to present); Associate General Counsel, American General Corporation (1997 to 2001).	N/A	N/A

Gregory R. Kingston DOB: January 18, 1966	Vice President and Assistant Treasurer	2002 to Present	Vice President, AIG SunAmerica (2001 to present); Vice President, American General Investment Management, L.P. (1999 to 2001).	N/A	N/A

Matthew J. Hackethal DOB: December 31, 1971	Anti-Money Laundering Compliance Officer	2006 to Present	Senior Compliance Manager, AIG SunAmerica (2006 to present); Vice President, Credit Suisse Asset Management, LLC (2001 to 2006); Chief Compliance Officer (“CCO”); Credit Suisse Alternative Funds (2005 to 2006); CCO, Credit Suisse Asset Management Securities, Inc. (2004 to 2005).	N/A	N/A

The Directors of the Fund are responsible for the overall supervision of the operation of the Fund and perform various duties imposed on directors of investment companies by the 1940 Act and under the Fund’s Articles of Incorporation. Directors and officers of the Fund are also directors or trustees and officers of some or all of the other investment companies managed, administered or advised by the Adviser and distributed by AIG SACS and other affiliates of AIG SunAmerica.

Director Compensation and Committees

The Board of Directors has established four committees, i.e., Audit, Nominating and Compensation, Ethics, and Governance.

Each Disinterested Director serves on the Audit Committee of the Board of Directors. The Audit Committee is charged with selecting, overseeing and setting the compensation of the Fund’s independent registered public accounting firm. The Audit Committee is responsible for pre-approving all audit and non-audit services performed by the independent registered public accounting firm for the Fund and for pre-approving certain non-audit services performed by the independent registered public accounting firm for AIG SunAmerica and certain control persons of AIG SunAmerica. The Audit Committee is also responsible for reviewing with the independent registered public accounting firm the audit plan and results of the audit along with other matters. The members of the Audit Committee are Messrs. Devin, Eisenstat, Gutman, Shea and Dr. Craven. Each member of the Audit Committee receives a total of $2,500 per meeting for serving on the Audit Committee of the AIG SunAmerica Mutual Funds (“SAMF”),6 AST and the Fund. In addition, Mr. Shea receives a $5,000 annual retainer for serving as the Chairman of the Audit Committee of SAMF, AST and the Fund. All of the fees noted above are allocated to SAMF, AST and the Fund (as applicable) based on the relative net assets of the respective funds. The Audit Committee met 5 times during the fiscal year ended December 31, 2007.

The Nominating and Compensation Committee (“Nominating Committee”) recommends to the Directors those persons to be nominated by Directors and voted upon by shareholders and selects and proposes nominees for election by Directors between shareholders’ meeting. The Nominating Committee will consider recommendations for Board membership from all sources, including shareholders, provided that the Nominating Committee shall be under no obligation to take any specified action with respect to unsolicited recommendations. Shareholders may submit nominations to the Chairman of the Nominating Committee and any such nominations received by the Fund or it’s agents shall be forwarded to the Chairman of the Nominating Committee. Each member of the Nominating Committee receives a total of $1,000 in annual compensation for serving on the Nominating Committee of SAMF, AST and the Fund. Each member of the Nominating Committee also receives a total of $500 per scheduled meeting ($250 per telephonic meeting). In addition, the Chairman receives a total of $600 per scheduled meeting ($300 per telephonic meeting) and $1,500 in annual compensation for serving as Chairman of the Nominating Committee. All of the fees noted above are allocated to SAMF, AST and the Fund (as applicable) based on the net assets of the respective funds. The Nominating Committee met 3 times during the fiscal year ending December 31, 2007.

The Ethics Committee is responsible for applying the Code of Ethics applicable to the Fund’s Principal Executive Officer and Principal Accounting Officer (the “Code”) to specific situations in which questions are presented to it and has the authority to interpret the Code in any particular situation. The Ethics Committee will inform the Board of Directors of violations or waivers to the Code, as appropriate. Each member of the

[6]	SAMF consists of the SAFS, SAEF, SAIF, SAMMF and AIG Series Trust.

Ethics Committee receives a total of $1,000 in annual compensation for serving on the Ethics Committee of SAMF, AST and the Fund. Each member of the Ethics Committee receives a total of $500 per scheduled meeting ($250 per telephonic meeting). In addition, the Chairman receives a total of $600 per scheduled meeting ($300 per telephonic meeting) and $1,500 in annual compensation for serving as Chairman of the Ethics Committee. All of the fees noted above are allocated to SAMF, AST and the Fund based on the net relative assets of the respective funds. There was 1 meeting of the Ethics Committee during the fiscal year ended December 31, 2007.

The Governance Committee reviews and makes recommendations with respect to the size and composition of the Board and its committees and monitors and evaluates the functioning of the committees of the Board. Each member of the Governance Committee receives a total of $1,000 in annual compensation for serving on the Governance Committee of SAMF, AST and the Fund. Each member of the Governance Committee receives a total of $500 per scheduled meeting ($250 per telephonic meeting). In addition, the Chairman receives a total of $600 per scheduled meeting ($300 per telephonic meeting) and $1,500 in annual compensation for serving as Chairman of the Governance Committee. All of the fees noted above are allocated to SAMF, AST and the Fund based on the net assets of the respective funds. There was 1 meeting of the Governance Committee during the fiscal year ended December 31, 2007.

Director Compensation

The Fund pays each Disinterested Director annual compensation, in addition to reimbursement of out-of-pocket expenses, in connection with attendance at meetings of the Directors. Specifically, each Disinterested Director receives from each portfolio within SAMF a pro rata portion (based upon the portfolios’ net assets) of $49,500 in annual compensation for acting as a director or trustee of all the SAMF ($74,250 in annual compensation for the Chairman of the Board). In addition, each Disinterested Director receives $20,000 in annual compensation for acting as Trustee to AST ($30,000 in annual compensation for Chairman of the Board.) Each Disinterested Director receives an annual amount of $5,250 ($7,875 for the Chairman of the Board), per fund for serving as a Director of FGF and FGI. Each Disinterested Director of the SAMF receives an additional $5,000 per attended quarterly meeting ($7,500 for the Chairman of the Board). Each Disinterested Director of the Fund receives $900 for each quarterly meeting attended ($1,350 for the Chairman of the Board) and $3,600 in annual compensation ($5,400 for the Chairman of the Board). Neither the Interested Director nor any officers of the Fund receive any direct remuneration in such capacity from the Fund.

The Directors of the Fund have adopted the AIG SunAmerica Disinterested Trustees’ and Directors’ Retirement Plan (the “Retirement Plan”) effective January 1, 1993, as amended from time to time, for the Disinterested Directors. The Retirement Plan provides generally that Disinterested Director may become a participant (”Participant”) in the Retirement Plan if he or she has at least 10 years of consecutive service as a Disinterested Director of any of the adopting AIG SunAmerica mutual funds (the

“Adopting Funds”)7 or has attained the age of 60 while a Director and completed five (5) consecutive years of service as a Director of any Adopting Fund (an “Eligible Director”). Pursuant to the Retirement Plan, an Eligible Director may receive benefits upon (i) his or her death or disability while a Director or (ii) the termination of his or her tenure as a Director, other than removal for cause from each of the Adopting Funds with respect to which he or she is an Eligible Director.

As of each of the first 10 birthdays after becoming a Participant and on which he or she is both a Director and Participant, each Eligible Director will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Director of each Adopting Fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.50% of any amounts credited under the preceding statement during prior years is added to each Eligible Director’s account. The rights of any Participant to benefits under the Retirement Plan shall be an unsecured claim against the assets of the Adopting Funds.

An Eligible Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to 15 annual installments. Any undistributed amounts shall continue to accrue interest at 8.50%.

The following table sets forth information summarizing the compensation of each Disinterested Director for his or her services as Director for the fiscal year ended December 31, 2007. Neither the Interested Director nor any officer of the Fund receives any compensation from the Fund for serving as a Director or an officer.

COMPENSATION TABLE

DIRECTOR	AGGREGATE COMPENSATION FROM REGISTRANT	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT ***	TOTAL COMPENSATION FROM REGISTRANT AND FUND COMPLEX PAID TO DIRECTORS*
Samuel M. Eisenstat	$11,446	$56,960	$167,247	$200,050
Stephen J. Gutman	$7,494	$53,690	$204,702	$142,833
William F. Devin**	$7,914	$292,774	$166,172	$252,769
Judith L. Craven**	$7,871	$275,718	$201,722	$220,477
William J. Shea	$7,806	—	$135,331	$144,533

*	Information is as of 12/31/07 for the investment companies in the complex that pay fees to these Directors. The complex consists of the SAMF, the Fund, AST, FGF, FGI, AIG RC I and AIG RC II.
**	Mr. Devin and Dr. Craven are not Trustees of AST.
***	Assumes the Participant elects to receive benefits in 15 yearly installments for the Retirement Plan and 10 yearly installments for AIG RC I and AIG RC II retirement plans.

[7]	The Fund, SAMF and AST have adopted the Retirement Plan.

Director Ownership of Fund Shares

The following table shows the dollar range of shares beneficially owned by each director.

DISINTERESTED DIRECTORS

Name of Director	Dollar Range of Equity Securities in the Fund[1]	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies[2]
Dr. Judith L. Craven	None	None
William F. Devin	None	Over $100,000
Samuel M. Eisenstat	None	$10,001-$50,000
Stephen J. Gutman	None	$1 - $10,000
William J. Shea	None	None

INTERESTED DIRECTOR

Name of Director	Dollar Range of Equity Securities in the Fund[1]	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies[2]
Peter A. Harbeck	None	Over $100,000

1	Includes the value of shares beneficially owned by each Director in the Fund as of December 31, 2007.
2	Includes the SAMF, Anchor Series Trust (9 portfolios), the Fund (1 fund), FGF (1 fund) , FGI (1 fund), SAST (35 portfolios) and SST (24 portfolios).

As of March 31, 2008, the Directors and officers of the Fund owned in the aggregate less than 1% of the total outstanding shares of each class of the Fund.

Principal Holders of Securities

The following shareholders owned of record or beneficially 5% or more of the indicated Class’s shares outstanding as of March 31, 2008.

Class	Holder and Address	Percentage Owned of Record
SunAmerica Senior Floating Rate Fund Class A	UBS Financial Services Inc. for the benefit of Stockbridge-Munsee Community N8476 Mohheconnuck Rd. Bowler, WI 54416-9464	18.72%

SunAmerica Senior Floating Rate Fund Class A	Merrill Lynch, Pierce, Fenner & Smith, Inc., for the sole benefit of its customers 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	10.77%
SunAmerica Senior Floating Rate Fund Class A	LPL Financial Services A/C 4451-5496 9785 Towne Centre Dr. San Diego, CA 92121-1968	7.88%
SunAmerica Senior Floating Rate Fund Class C	Merrill Lynch, Pierce, Fenner & Smith, Inc., for the sole benefit of its customers 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	17.17%
SunAmerica Senior Floating Rate Fund Class D	FTC & Co. ATTN DATALYNX #114 P.O. Box 173736 Denver, CO 80217-3736	16.83%

A shareholder who owns beneficially, directly or indirectly, 25% or more of the Fund’s outstanding voting securities may be deemed to “control” (as defined in the 1940 Act) the Fund.

ADVISORY, ADMINISTRATION AND DISTRIBUTION SERVICES

AIG SunAmerica is the Fund’s manager under an investment advisory agreement (“Advisory Agreement”). Pursuant to the Advisory Agreement, AIG SunAmerica is responsible for providing investment management and advisory services to the Fund and managing the business affairs of the Fund, including but not limited to, oversight of the Fund’s subadviser, if any. AIG SunAmerica is also the Fund’s administrator under an administration agreement (the “Administration Agreement”). Pursuant to the Administration Agreement, AIG SunAmerica is responsible for performing, or supervising the performance by others, of certain administrative services in connection with the operations of the Fund, including but not limited to, providing certain legal, compliance, accounting and operational services, providing office space, and preparation of financial and accounting records required to be maintained by the Fund. AIG SunAmerica was organized as a Delaware corporation in 1982. It is an indirect, wholly owned subsidiary of AIG Retirement Services, Inc., which in turn is a wholly owned subsidiary of AIG. AIG is a holding company, which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad. AIG SunAmerica provides investment advice and management services to mutual funds. As of March 31, 2008, AIG SunAmerica managed, advised or administered approximately $50.3 billion in assets. AIG SunAmerica is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992.

AIGGIC serves as the Fund’s subadviser under an investment subadvisory agreement (the “Subadvisory Agreement”) between AIG SunAmerica and AIGGIC. AIGGIC, a New Jersey corporation, is a wholly owned subsidiary of AIG and is part of

AIG Investments. AIG Investments (“AIGI”) comprises a group of international companies (including AIGGIC), which provide investment advice and market asset management products and services to clients around the world. As of December 31, 2007, AIGI managed approximately $754 billion, of which approximately $622 billion related to AIG affiliates and approximately $132 billion related to client assets. These figures do not include assets subadvised to third-party managers. Pursuant to the Subadvisory Agreement, AIGGIC is responsible for the purchase and sale of investments for the Fund, and monitors on a continuous basis the performance of such Fund investments, subject to the stated investment policies and restrictions of the Fund as set forth in the Prospectus and subject to the directions of the Adviser and the Fund’s Board of Directors.

The Fund will be responsible for all of its costs and expenses not expressly stated to be payable by AIG SunAmerica under the Advisory Agreement and Administration Agreement, AIGGIC under the Subadvisory Agreement, or by AIG SACS under its Distribution Agreement. These costs and expenses may include (without limitation): expenses of acquiring, holding and disposing of securities and other investments, including brokerage commissions; shareholder servicing expenses; investment advisory and administration fees; custody and transfer agency fees and expenses, including those incurred for determining net asset value and keeping accounting books and records; expenses of pricing and valuation services; expenses of conducting repurchase offers; fees and expenses of registering under the securities laws, and other governmental fees; expenses of shareholders’ or investors’ meetings; compensation and expenses of Directors not affiliated with AIG SunAmerica or AIGGIC; interest, taxes and corporate fees; legal and accounting expenses; printing and mailing expenses; insurance premiums; expenses incurred in connection with litigation in which the Fund is a party and any legal obligation to indemnify its officers and Directors with respect to litigation; membership dues in investment company organizations; communications equipment expenses; and any nonrecurring or extraordinary expenses.

The basis for the Board of Directors approving the Advisory Agreement and Subadvisory Agreement for the Fund is available in the Fund’s annual report for the fiscal year ended December 31, 2007. Both the Advisory Agreement and the Subadvisory Agreement will terminate automatically in the event of its assignment. The Advisory Agreement, Subadvisory Agreement and Administration Agreement were most recently approved by the Directors on August 28, 2007 and remain in effect from year–to-year after so long as the continuance is approved at least annually: (a) by the vote of a majority of the Fund’s Directors who are not “interested persons” of the Fund or AIG SunAmerica, as defined in the 1940 Act, cast in person at a meeting specifically called for the purpose of voting on such approval; or (b) by the vote of a majority of the Board and the vote of a majority of the outstanding Fund shares. Each agreement may be terminated at any time without penalty on sixty (60) days’ notice by the Directors, AIG SunAmerica or AIGGIC, as applicable, or by the vote of the majority of the outstanding Fund shares. Each agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Fund on the part of AIG SunAmerica or AIGGIC, AIG SunAmerica or AIGGIC as applicable, will not be liable to the Fund for any loss incurred.

Pursuant to the Advisory Agreement, AIG SunAmerica is paid an advisory fee based on a percentage of the Fund’s average daily net assets at the following rates: 0.85% on the first $1 billion; 0.80% on the next $1 billion and 0.75% thereafter. The following table sets forth the total advisory fees paid to AIG SunAmerica by the Fund and the amount waived by AIG SunAmerica for the fiscal years ended December 31, 2007, 2006 and 2005 pursuant to the Advisory Agreement.

ADVISORY FEES

*Advisory Fees
2007	2006	2005
$2,802,069	$1,792,003	$1,878,221

*	Without giving effect to voluntary fee waivers or expense reimbursements.

Advisory Fees Waived
2007	2006	2005
—	—	—

Pursuant to the Subadvisory Agreement, AIG SunAmerica, and not the Fund, pays AIGGIC a fee based on a percentage of the Fund’s average daily net assets at the following rates: 0.25% up to and including $1 billion and 0.20% thereafter. For the fiscal years ended December 31, 2007, 2006 and 2005, AIG SunAmerica paid AIGGIC Subadvisory fees of $824,157, $527,060 and $552,418, respectively, under the Subadvisory Agreement.

Pursuant to the Administration Agreement, AIG SunAmerica acts as the Fund’s administrator and is responsible for providing and supervising the performance by others, of administrative services in connection with the operations of the Fund, subject to supervision the Fund’ Board. For these services, the Fund pays AIG SunAmerica an administration fee at the rate of 0.40% of the Fund’s average daily net assets. For the fiscal years ended December 31, 2007, 2006 and 2005, the Fund incurred $1,318,621, $843,296 and $883,869, respectively, under the Administration Agreement.

Pursuant to an Expense Limitation Agreement, AIG SunAmerica is contractually obligated to waive its fees and/or reimburse expenses to the extent necessary so that Total Annual Fund Operating Expenses do not exceed the following amounts: Class A – 1.45%; Class B – 1.75%; Class C – 1.75%. These contractual expense caps will continue indefinitely, subject to termination by the Board of Directors, including a majority of the Disinterested Directors. In addition, AIG SunAmerica has voluntarily agreed to waive fees and/or reimburse expenses so that the total net expenses ratios do not exceed 1.45% of average daily net assets for Class Q shares and 1.25% of average daily net assets for Class D shares of the Fund. AIG SunAmerica may, in its discretion, terminate these voluntary fee waivers and/or expense reimbursements at any time.

For the fiscal years ended December 31, 2007, 2006 and 2005, AIG SunAmerica reimbursed expenses as follows:

	Class A	Class B	Class C	Class D	Class Q
2007	$280,542	$104,870	$903,919	$52,647	$17,228
2006	22,177	114,858	636,728	96,176	11,138
2005	9,859	99,925	522,525	86,559	N/A

The Fund has entered into a service agreement (“Service Agreement”) with AIG SunAmerica Fund Services (“SAFS”), an indirect wholly owned subsidiary of AIG. Under the Service Agreement, SAFS acts as a servicing agent assisting State Street Bank and Trust Company (“State Street”) in connection with certain services offered to the shareholders of the Fund. Under the terms of the Service Agreement, SAFS may receive reimbursement of its costs in providing such shareholder services. SAFS is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

Pursuant to the Service Agreement, entered into on October 4, 2006, as compensation for services rendered, SAFS receives a fee from the Fund, computed and payable monthly based upon an annual rate of .22% of average daily net assets of Class A, Class B, Class C, Class D, and Class Q shares. From this fee, SAFS pays a fee to State Street, and its affiliate, Boston Financial Data Services (“BFDS” and with State Street, the “Transfer Agent”). For further information regarding the Transfer Agent, see the section entitled “Transfer Agent” below. For the fiscal year ended December 31, 2007 and the period October 4, 2006 through December 31, 2006, the Fund incurred $725,242 and $116,400, respectively, pursuant to the Service Agreement.

Additional Information about Portfolio Managers

The portfolio managers for the Fund, who are jointly responsible for the day-to-day investment management of the portfolio are John Lapham, Thomas Brandt and Steven Oh.

Other Accounts Managed by Portfolio Managers

The following table indicates the type, name, and total assets of other accounts for which the portfolio managers have day-to-day responsibilities as of December 31, 2007. These accounts include, Registered Investment Companies (“RIC”), Other Pooled Investments (“OPI”) (hedge funds, private institutional accounts, etc.), and Other Accounts (“OA”). For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Number of Other Accounts Managed and Total Assets ($ millions except as noted)			Number of Accounts and Total Assets for Which Advisory Fee is Performance Based ($ millions except as noted)
	RIC	OPI	OA	RIC	OPI	OA
John Lapham	0	5	13	0	0	13
	None	$1.88 billion	$4.8 billion	None	None	$4.8 billion
Thomas Brandt	0 None	$3 626	0 None	0 None	$1 141	0 None
Steven Oh	0 None	$5 1.88 billion	$13 4.8 billion	0 None	0 None	$13 4.8 billion

Fund Ownership

The following table indicates the number of shares/units of the Fund beneficially owned by the portfolio managers and the value of those shares as of December 31, 2007.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund Owned by Portfolio Manager
John Lapham	None
Thomas Brandt	$1-$10,000
Steven Oh	None

Portfolio Manager Compensation

Compensation for AIGGIC portfolio managers includes both a salary and a bonus component. The salary component is a fixed base salary, which is generally based upon several factors, including experience and market levels of salary for such position. The bonus component is based both on a portfolio manager’s individual performance and the organizational performance of AIGGIC. The bonus component is generally calculated as follows: (1) 60% is linked to the management of a portfolio manager’s funds; (2) 20% is based on AIGGIC’s profitability; and (3) 20% is determined on a discretionary basis (including individual qualitative goals). For the 60% component, the measures for a portfolio manager may vary according to the day-to-day responsibilities of a particular portfolio manager. The measures comprise any combination of (a) total return measures, (b) benchmark measures and (c) peer group measures. Any long-term compensation may include stock options and restricted stock units, both having vesting schedules.

The portfolio managers are currently compensated based on 1-year, 2-year, and 3-year performance, which is reviewed annually. Determination of the performance portion of the compensation is measured on a pre-tax basis and includes such factors as portfolio returns relative to benchmark indices default losses, impaired sales and other criteria. Any long-term compensation, including stock options, is not performance based, but is distributed on certain vesting dates.

Potential Conflicts of Interest:

As shown in the tables above, the portfolio managers are responsible for managing other accounts for multiple clients, including affiliated clients (“Other Client Accounts”), in addition to the Fund. In certain instances, conflicts may arise in their management of the Fund and such Other Client Accounts. The portfolio managers aim to conduct their activities in such a manner that permits them to deal fairly with each of their clients on an overall basis in accordance with applicable securities laws and fiduciary obligations.

•

Trade Allocations. One situation where a conflict may arise between the Fund and Other Client Accounts is in the allocation of trades among the Fund and the Other Client Accounts. For example, AIGGIC may determine that there is a security that is suitable for a Fund as well as for Other Client Accounts which have a similar investment objective. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security, which may adversely affect the value of securities held by the Fund. The Fund, the Adviser and AIGGIC have adopted policies and procedures regarding the allocation of trades and brokerage, which the Fund and AIGGIC believe address the conflicts associated with managing multiple accounts for multiple clients (including affiliated clients). The policies and procedures generally require that securities be allocated among the Funds and Other Client Accounts in a manner that is fair, equitable and consistent with their fiduciary obligations to each.

•

Allocation of Portfolio Managers’ Time. The portfolio managers’ management of the Fund and Other Client Accounts may result in the portfolio manager devoting a disproportionate amount of time and attention to the management of a Fund and Other Client Accounts if the Fund and Other Client Accounts have different objectives, benchmarks, time horizons, and fees. Generally, the Adviser and the Subadvisor seek to manage such competing interests for the time and attention of the portfolio managers. Although the Adviser nor the Subadvisor do not track the time a portfolio manager spends on the Fund or a single Other Client Account, AIGGIC does periodically assess whether a portfolio manager has adequate time and resources to effectively manage all of such portfolio manager’s accounts. In certain instances, portfolio managers may be employed by two or more employers. Where the portfolio manager receives greater compensation, benefits or incentives from one employer over another, the portfolio manager may favor one employer over the other (or Other Accounts) causing a conflict of interest.

•

Personal Trading by Portfolio Managers. The management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While generally, the Adviser’s and Subadvisor’s Codes of Ethics will impose limits on the ability of a portfolio manager to trade for his or her personal account, especially where such trading might give rise to a potential conflict of interest, there is no assurance that the Adviser’s and Subadvisor’s Codes of Ethics will eliminate such conflicts.

Personal Securities Transactions

The Fund and AIG SunAmerica have adopted a written Code of Ethics (the “AIG SunAmerica Code”) pursuant to Rule 17j-1 under the 1940 Act. The AIG SunAmerica Code restricts personal investing by certain access persons of the Fund in securities that may be purchased or held by the Fund to ensure that such investments do not disadvantage the Fund. The AIG SunAmerica Code is filed as an exhibit to the Fund’s registration statement and instructions concerning how these documents can be obtained may be found on the back cover of the Fund’s Prospectus. AIG SunAmerica reports to the Board of Directors on a quarterly basis, as to whether there were any violations of the AIG SunAmerica Code by Access Persons of the Fund or AIG SunAmerica during the quarter.

AIGGIC has adopted a written Code of Ethics. Further, AIGGIC reports to AIG SunAmerica on a quarterly basis as to whether there were any Code of Ethics violations by employees thereof who may be deemed Access Persons of the Fund insofar as such violations related to the Fund. In turn, AIG SunAmerica reports to the Board of Directors as to whether there were any such violations of the AIG SunAmerica Code.

The Distributor

The Fund has entered into a distribution agreement (the “Distribution Agreement”) with AIG SACS (the “Distributor”), a registered broker-dealer and an indirect wholly owned subsidiary of AIG, to act as the principal underwriter in connection with the continuous offering of each class of shares of the Fund. The address of the Distributor is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. The Distribution Agreement provides that the Distributor has the exclusive right to distribute shares of the Funds through its registered representatives and authorized broker-dealers. The Distribution Agreement also provides that the Distributor will pay the promotional expenses, including the incremental cost of printing Prospectuses, annual reports and other periodic reports respecting the Fund, for distribution to persons who are not shareholders of such Fund and the costs of preparing and distributing any other supplemental sales literature. However, certain promotional expenses may be borne by the Funds (see “Distribution Plans” below).

The Distributor distributes Class D shares and incurs the expenses of distributing those shares under the Distribution Agreement, none of which expenses are reimbursed or paid by the Fund.

The Distribution Agreement continues in effect from year to year, with respect to the Fund, if such continuance is approved at least annually by vote of a majority of the

Disinterested Directors. The Fund or the Distributor each has the right to terminate the Distribution Agreement on 60 days’ written notice, without penalty. The Distribution Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

The Distributor may, from time to time, pay additional commissions or promotional incentives to brokers, dealers or other financial services firms that sell shares of the Fund. In some instances, such additional commissions, fees or other incentives may be offered among the brokers affiliated with the Distributor. In addition, the terms and conditions of any given promotional incentive may differ from firm to firm. Such differences will, nevertheless, be fair and equitable, and based on such factors as size, geographic location, or other reasonable determinants, and will in no way affect the amount paid to any investor.

Distribution Plans.

As indicated in the Prospectus, the Directors of the Fund and the shareholders of each class of shares of the Fund have adopted Distribution Plans pursuant to Rule 12b-1 under the 1940 Act (the “Class A Plan,” the “Class B Plan,” the “Class C Plan,” and the “Class Q Plan,” and, collectively, the “Rule 12b-1 Plans”). Reference is made to “Fund Management” in the Prospectus for certain information with respect to the Distribution Plans.

Under the Class A Plan, the Distributor may receive payments from the Fund at an annual rate of 0.35% of average daily net assets of the Fund’s Class A shares to compensate the Distributor and certain securities firms for providing sales and promotional services for distributing that class of shares, and reimburse for related expenses incurred, including payments by the Distributor to compensate or reimburse brokers, dealers or financial institutions (collectively, “Selling Agents”), for personal service and/or maintenance of shareholder accounts provided and related expenses incurred by such Selling Agents. Under the Class B and Class C Plans, the Distributor may receive payments from the Fund at the annual rate of 0.75% of the average daily net assets of the Fund’s Class B and Class C shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares, and reimburse for related expenses incurred, including payments by the Distributor to compensate or reimburse Selling Agents for personal service and/or maintenance of shareholder accounts provided and related expenses incurred by such Selling Agents. Under the Class Q Plan, the Distributor may receive payments from the Fund at an annual rate of 0.25% of average daily net assets of the Fund’s Class Q shares to compensate the Distributor and certain securities firms for providing sales and promotional services for distributing that class of shares, including payments by the Distributor to compensate or reimburse Selling Agents for personal service and/or maintenance of shareholder accounts provided and related expenses incurred by such Selling Agents. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as sales literature, Prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under any of the Rule 12b-1 Plans will exceed the Distributor’s distribution costs as described above.

Continuance of the Rule 12b-1 Plans with respect to the Fund is subject to annual approval by vote of the Directors, including a majority of the Disinterested Directors. A Rule 12b-1 Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to a class of shares of the Fund, without approval of the shareholders of the affected class of shares of the Fund. In addition, all material amendments to the Rule 12b-1 Plans must be approved by the Directors in the manner described above. In their consideration of the Rule 12b-1 Plans, the Directors must consider all factors they deem relevant, including information as to the benefits of the Fund and the shareholders of the relevant class of the Fund. A Rule 12b-1 Plan may be terminated at any time without payment of any penalty by vote of a majority of the Disinterested Directors or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the affected class of shares of the Fund. So long as the Rule 12b-1 Plans are in effect, the election and nomination of the disinterested Directors of the Fund shall be committed to the discretion of the Disinterested Directors. In the Directors’ quarterly review of the Rule 12b-1 Plans, they will consider the amount expended pursuant to the Rule 12b-1 Plans and any related agreement and the purposes for which such expenditures were made.

For the period October 4, 2006 through December 31, 2006 and for the fiscal year ended December 31, 2007, the Distributor received from the Fund the following fees for each Rule 12b-1 Plan: $4,707 and $224,932 for Class A; $192,695 and $171,861 for Class B; $1,220,153 and $1,699,129 for Class C; $1,090 and $6,868 for Class Q.

PROXY VOTING POLICIES AND PROCEDURES

Proxy Voting Responsibility. The Fund has adopted policies and procedures for the voting of proxies relating to portfolio securities (the “Policies”). The Policies were drafted according to recommendations by AIG SunAmerica and an independent proxy voting agent. The Policies enable the Fund to vote proxies in a manner consistent with the best interests of the Fund and the Fund’s shareholders. A committee has been established (the “Proxy Voting Committee”) to administer the voting of all Fund proxies in accordance with the Policies. The Proxy Voting Committee will consist of a member of the Investment Management Department, at least one member of the Legal and Compliance Departments, and at least one person with respect to AIG SunAmerica, who oversees subadvisers (with respect to Funds the investment discretion over which is delegated to a subadviser) or their designees.

The Proxy Voting Committee has engaged the services of an independent proxy voting agent to assist in issue analysis, vote recommendations for proxy proposals and to assist the Fund with certain responsibilities including record keeping of proxy votes.

The Funds are generally passive investors in holding portfolio securities, and are seeking to maximize shareholder value, but not necessarily exercise control over the issuers of portfolio securities or otherwise advance a particular social agenda. The Funds generally will abstain on “social issue proposals” as described herein.

In addition, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting. The Board has determined that the costs of voting proxies with respect to such shares of foreign companies generally outweigh any benefits that may be achieved by voting such proxies. The costs of voting such proxies include the potentially serious portfolio management consequences of reduced flexibility to sell the shares at the most advantageous time for the particular Fund. As a result, such proxies generally will not be voted in the absence of an unusual, significant vote of compelling economic importance.

Case-By-Case Voting Matters. The Proxy Voting Committee has established proxy voting guidelines (the “Guidelines”), which identify certain vote items to be determined on a case-by-case basis. In these circumstances and in proposals not specifically addressed by the Policy, the Proxy Voting Committee generally will rely on guidance or a recommendation from the independent proxy voting agent or other sources. In these instances, the Proxy Voting Committee will recommend the vote that will maximize value for, and is in the best interests of, the Fund’s shareholders.

Examples of the Fund’s Positions on Voting Matters. Consistent with the approaches described above, the following are examples of the Fund’s voting positions on specific matters:

•	Vote on a case-by-case basis on proposals to increase authorized common stock;

•	Vote on a case-by-case basis on most mutual fund matter shareholder proposals to terminate the investment adviser;

•	Vote against the authorization of preferred stock with unspecified voting, conversion, dividend distribution and other rights (“blank check” preferred stock);

•	Vote on a case-by-case basis regarding merger and acquisition matters;

•	Not vote proxies for index funds/portfolios and passively managed funds/portfolios;[1]

•	Not vote proxies for securities that are out on loan;[2]

•	Vote on a case-by-case basis on equity compensation plans.

Conflicts of Interest. Members of the Proxy Voting Committee will resolve conflicts of interest presented by a proxy vote. In practice, application of the Guidelines will in most instances adequately address any possible conflicts of interest, as votes generally are effected according to the Guidelines or recommendations of the independent proxy voting agent.

However, if a situation arises where a vote presents a conflict between the interests of the Fund’s shareholders and the interests of AIG SunAmerica, the Fund’s principal underwriter, or one of AIG SunAmerica’s or the underwriter’s affiliates, and the conflict is known to the Proxy Voting Committee, the Committee will consult with at least one Director who is not an “interested person,” as the term is defined in the 1940 Act, time permitting, before casting the vote to ensure that the Fund votes in the best interests of shareholders. Any individual with a known conflict may be required by the Proxy Voting Committee to recuse himself or herself from being involved in the proxy voting decision.

Proxy Voting Records. The Proxy Voting Committee will be responsible for documenting its basis for any determination to vote in a non-uniform or contrary manner, as well as, for ensuring the maintenance of records for each proxy vote cast on behalf of the Fund. The proxy voting record will also be available on the SEC’s website at http://www.sec.gov.

[1]

The Board of the Fund has determined that the costs of voting proxies for index and passively managed funds will generally outweigh any benefits that may be achieved by voting such proxies because the outcome will not directly affect whether the Fund retains a particular security. That is, the Fund will retain or sell a particular security based on objective, rather than subjective, criteria. For example, in the case of an index fund, the fund will make a determination to retain or sell a security based on whether the index retains or deletes the security.

[2]

The Boards of the SunAmerica funds that have approved the lending of portfolio securities have determined that the costs of voting proxies with respect to securities that are out on loan generally outweigh any benefits that may be achieved by the voting of such proxies. The costs of voting such proxies include the opportunity cost of lost securities lending income when securities are recalled from a loan. However, under certain circumstances, including where the investment adviser and/or subadviser to a Fund determines that a proxy vote is materially important to the Fund’s interest and where it is feasible to recall the security on a timely basis, the investment adviser will use its reasonable efforts to recall the security.

DISCLOSURE OF PORTFOLIO HOLDINGS POLICIES AND PROCEDURES

The Board has adopted policies and procedures relating to disclosure of the Fund’s securities. These policies and procedures govern when and by whom portfolio holdings information will be publicly disclosed or made available to nonaffiliated third parties. Unless a Fund’s portfolio holdings information has been publicly disclosed, it is the Fund’s policy that their portfolio holdings information will not be provided to a third party unless there is a legitimate business purpose for providing such information, subject to certain other conditions described below and as set forth in the Fund’s policy.

The Fund’s complete portfolio holdings are publicly available via SEC filings made by the Fund on a fiscal quarterly basis. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Fund’s fiscal quarter.

Fund holdings information shall not be publicly disclosed until the information is at least 15 days old, unless otherwise approved by the AIG SunAmerica’s Legal Department. The Fund and its affiliates are not authorized to receive compensation or other consideration for the non-public disclosure of portfolio holdings information.

Before any non-public disclosure of information about the Fund’s holdings is permitted, an employee of the Adviser seeking to disclose such information must submit a written form to his or her department head requesting the release of non-public portfolio holdings information. The request must then be submitted to the Legal and/or Compliance departments of the Adviser. The Fund’s Chief Compliance Officer or the Adviser’s Legal Department may approve the request if it is determined that there is a legitimate business purpose for the disclosure of such information to the third party and they determine that no material conflicts between the Fund’s shareholders and the Fund’s affiliates. To find that there is a legitimate business purpose, it must be determined that the selective disclosure of Fund holdings information is necessary to the Fund’s operation or is in the Fund’s best interest. If the request is approved, the third party must execute a confidentiality agreement governing the third party’s duties with respect to the portfolio holdings information, which includes the duty to keep such information confidential, and to not use the information for purposes of trading in the shares of the Fund for any reason.

Non-public holdings information may be provided to the Fund’s service providers on an as-needed basis in connection with the services provided to the Funds by such service providers. Information may be provided to these parties without a time lag. Service providers that may be provided with information concerning the Fund’s holdings include the Adviser and its affiliates, legal counsel, independent registered public accounting firms, custodian, fund accounting agent, financial printers, proxy voting service providers and broker-dealers who are involved in executing portfolio transactions on behalf of the Fund. Fund holdings information may also be provided to the Board. The entities to whom the Fund’s provides portfolio holdings information either by explicit arrangement or by virtue of their respective duties to the Fund as required to maintain the confidentiality of the information provided.

At each quarterly meeting of the Board, the Adviser shall present the Board with a report disclosing the addition of any organization or individual that has been approved to receive non-public portfolio holdings of the Fund and the purpose for such disclosure.”

Each of the below listed third parties have been informed of their duty of confidentiality including their duty not to trade on the basis of non-public information and have been approved to receive information concerning the Fund’s holdings:

1.	Subadviser. The Subadviser is continuously provided with the entire portfolio holdings for the Fund on a daily basis.

2.	PricewaterhouseCoopers LLP (“PwC”). PwC is provided with entire portfolio holdings information during periods in which it performs its audits or reviews of the Fund’s financial statements. PwC does not disclose to third parties information regarding the Fund’s holdings.

3.	State Street Bank & Trust Company (”State Street”). State Street, as custodian to the Fund, has daily access to the entire holdings of the Fund. State Street does not disclose or release information regarding the Fund’s holdings except as instructed by the Fund.

4.	Lipper Inc. (“Lipper”) Our Performance Measurement Group discloses the entire portfolio holdings information for the Fund on a monthly basis, this information is disclosed approximately fifteen (15) days after the month end. Lipper analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine the Fund’s asset class and category in order to place the Fund in the appropriate peer group. Lipper does not disclose the entire portfolio holdings of the Fund, but does disclose the information listed above. This information is made available to Lipper subscribers approximately sixty (60) days after the receipt of information from the Fund.

5.	Morningstar. Morningstar is a subscription-based service, though certain information regarding stocks and retail mutual funds may be accessed through its website at no charge. Information regarding the Fund is available only with a subscription. State Street forwards entire portfolio holdings information to Morningstar on a monthly basis, approximately thirty (30) days after each month end. Morningstar analyzes the information to produce various reports that contain statistical measures and other portfolio information (including equity style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.). Through Morningstar’s DataLab product, entire portfolio holdings information is available to subscribers approximately one week of Morningstar’s receipt of the information. Other Morningstar subscription-based products provide statistical measures and portfolio information generally between fifteen (15) to thirty (30) day after its receipt of such information.

6.	Standard & Poors (“S&P”). Our Performance Measurement Group discloses the entire portfolio holdings information for the Fund on a quarterly basis, approximately thirty (30) days after the month end. S&P analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine the Fund’s asset class and category in order to place the Fund in the appropriate peer group. S&P does not disclose the entire portfolio holdings of the Fund, but does disclose the information listed above. This information is made available to S&P subscribers approximately sixty (60) days after the receipt of information from the Fund.

7.	Bloomberg LLP (“Bloomberg”). Our Performance Measurement Group discloses the entire portfolio holdings information for the Fund on a quarterly basis, approximately thirty (30) days after the month end. This information is made available to subscribers of Bloomberg’s various databases within one (1) to fourteen (14) days of its receipt.

8.	Thompson Financial. Our Performance Measurement Group discloses the entire portfolio holdings information for the Fund on a monthly basis, approximately thirty (30) days after the month end. This information is made available to subscribers of Thompson Financials various databases within a couple days of its receipt.

9.	Financial Printers. Fund Accounting provides various financial printers with portfolio holdings information between thirty (30) and sixty (60) days after each portfolio’s fiscal quarter. Financial printers assist the Funds with the filing of its annual and semi-annual shareholder reports and quarterly regulatory filings with the SEC and the printing of shareholder reports for distribution to participants. Financial printers do not disclose the information publicly other than to file the document on the SEC’s EDGAR database.

10.	Investment Company Institute (“ICI”). Fund Accounting provides the ICI with certain holdings information (top 10 holdings, sector weighting and asset categories) regarding the Fund on a quarterly basis, approximately fifteen (15) days after the quarter end. The ICI uses this information for survey purposes and does not disclose the Fund’s holding information publicly.

11.	Plexus Group and Elkins/McSherry. State Street provides purchase and sale information with respect to the Fund’s equity funds on a quarterly basis approximately fifteen (15) days after the quarter end. Plexus and Elkins/McSherry analyze the information to produce reports containing brokerage execution statistics and comparisons. These reports are provided to the Fund and neither Plexus nor Elkins/McSherry disclose publicly the information they receive or the reports they prepare. AIG SunAmerica’s contract with Plexus includes a confidentiality clause.

12.	Manhattan Creative Partners d/b/a Diligent. Marketing provides Diligent with entire portfolio holdings on a monthly basis approximately seven (7) days as of the month end. Diligent services the website of the AIG SunAmerica Mutual Funds. Diligent also hosts the Board’s online meeting materials.

13.

Marketing Firms. Our Marketing Group provides portfolio holding information to various marketing firms, including PeachTree Enterprises, Primelook, Inc., Royal Impressions, Wilmedia, Hartshorn Communications, JDP Marketing Services, and Molly Hart, with portfolio Our Marketing Group provides portfolio holding information to various marketing firms, including DCF Advertising, Media Door, LLC, Molly Hart, PeachTree Enterprises, Primelook, Inc., RI Communications Group, Stan

Alder Associates, TanaSeybert, and Wilson Media. Depending on the Fund and the marketing firm, the Marketing Group provides information on a monthly, quarterly, or on an as needed basis, generally within seven (7) days of the period end. Generally, these marketing firms are responsible for the design and/or printing of sales literature on behalf of the Fund or assist in the preparation of the MD&A section and shareholder letters to the annual and semi-annual reports. They do not publicly disclose the Fund’s portfolio holdings information and are subject to confidentiality provisions in our agreements with them.

14.	Institutional Shareholder Services (“ISS”). ISS downloads both daily and weekly portfolio information (i.e. custodian identification number, security identification number, share position and description of the security) through State Street Insight System. This information is used for the purposes of voting proxies on behalf of the Fund, evaluating the Fund’s eligibility for participating in, and filing proofs of claim on behalf of, the Fund in securities class action lawsuits. ISS does not publicly disclose the information except as may be required when filing a proof of claim in connection with a Fund’s participation in a securities class action lawsuit. AIG SunAmerica’s contract with ISS includes confidentiality disclosure.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Pursuant to the Subadvisory Agreement, and subject to the oversight of AIG SunAmerica and the Board, AIGGIC is primarily responsible for the execution of the Fund’s portfolio transactions, including the selection of broker-dealers. In executing such transactions, AIGGIC seeks to obtain the best results for the Fund, taking into account such factors as price (including the applicable fee, commission or spread), size of order, difficulty of execution and operational facilities of the firm involved, and the firm’s risk in positioning a block of securities. While AIGGIC generally seeks reasonably competitive fee or commission rates, the Fund does not necessarily pay the lowest commission or spread available. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, a broker-dealer affiliated with the Adviser or AIGGIC.

The Fund will purchase Loans in individually negotiated transactions with commercial banks, thrifts, insurance companies, finance companies and other financial institutions. In determining whether to purchase Loans from these financial institutions, AIGGIC may consider, among other factors, the financial strength, professional ability, level of service and research capability of the institution. While financial institutions generally are not required to repurchase loans which they have sold, they may act as principal or on an agency basis in connection with the Fund’s disposition of Loans. The Fund has no obligation to deal with any bank, broker or dealer in execution of transactions in portfolio securities.

Other securities in which the Fund may invest are traded primarily in the over-the-counter markets, and the Fund intends to deal directly with the dealers who make markets in the securities involved, except in those circumstances where better prices and execution are available elsewhere. These dealers attempt to profit from transactions by buying at the bid price and selling at the higher asked price in the market for the obligations (the difference between the bid and asked price customarily is referred to as the “spread”). The Fund also may purchase fixed-income and other securities from underwriters, the cost of which may include fees and concessions to the underwriters.

It is not anticipated that the Fund will pay significant brokerage commissions. However, on occasion it may be necessary or desirable to purchase or sell a security through a broker on an agency basis, in which case the Fund will incur a brokerage commission. In executing all transactions, AIGGIC seeks to obtain the best results for the Fund. For the period October 3, 2006 through December 31, 2006 and for the fiscal year ended December 31, 2007, the Fund did not incur brokerage commissions.

AIGGIC’s primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. However, AIGGIC may select broker-dealers that provide it with research services, including analyses and reports concerning issuers, industries, securities, economic factors and trends, and may cause the Fund to pay such broker-dealers commissions that exceed those that other broker-dealers may have charged, if in its view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. The research services consist of assessments and analysis of the business or prospects of a company, industry or economic sector. Certain research services furnished by brokers may be useful to AIGGIC with respect to clients other than the Fund and not all of these services may be used by AIGGIC in connection with the Fund. No specific value can be determined for research services furnished without cost to AIGGIC by a broker. AIGGIC is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing AIGGIC’s research and analysis. Therefore, it may tend to benefit the Fund by improving the quality of AIGGIC’s investment advice. The investment advisory fees paid by AIGGIC are not reduced because AIGGIC receives such services. When making purchases of underwritten issues with fixed underwriting fees, AIGGIC may designate the use of broker-dealers who have agreed to provide AIGGIC with certain statistical, research and other information.

A directed brokerage agreement includes those arrangements under which products or services (other than execution of securities transactions), expense reimbursements, or commissions are recaptured for a client from or through a broker-dealer, in exchange for directing the client’s brokerage transactions to that broker-dealer. The Board has determined that certain directed brokerage arrangements are in the best interest of the Fund and its shareholders and, therefore, has conveyed the information to AIGGIC. The Fund may participate in directed brokerage agreements, provided the portfolio manager can still obtain the best price and execution for trades. Thus, the Fund may benefit from the products or services or recaptured commissions obtained through the directed brokerage arrangement, although there may be other transaction costs, greater spreads, or less favorable net prices on transactions.

As long as the trader executing the transaction for the Fund indicates that it is a directed brokerage transaction, the Fund will get a percentage of commissions paid on either domestic trades or international trades credited back to the Fund. These credits are in hard dollars and could be used to offset the Fund’s custody expenses or to pay other Fund expenses (excluding expenses payable to affiliates). By entering into a directed brokerage arrangement, a Fund can reduce expenses reported to shareholders in its statement or operations, fee table and expense ratio and can increate its reported yield. To the extent AIG SunAmerica or any “affiliated person”, as that term is defined by the 1940 Act (collectively, “Fund Affiliates”), has agreed to waive or reimburse any amounts otherwise payable to them by the Fund or reimburse the Fund’s expenses (collectively “Expense Waivers”), any amount of commissions used to pay operating expenses of the Fund shall not reduce amounts of expenses borne by AIG SunAmerica or its affiliate under such Expense Waivers, but shall instead be used solely to reduce expenses borne to the Fund to a lower level than the Fund would have borne after giving full effect to the Expense Waivers.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by AIGGIC are considered at or about the same time, transactions in these securities may be allocated among the several investment companies and clients in a manner deemed equitable to all by AIGGIC, taking into account, among other things, the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure would have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.

ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES

Information regarding the purchase of shares is located in the “Shareholder Account Information” section of the Fund’s Prospectus and is hereby incorporated by reference.

Upon making an investment in shares of the Fund, an open account will be established under which shares of the Fund and additional shares acquired through reinvestment of dividends and distributions will be held for each shareholder’s account by the Transfer Agent. Shareholders will not be issued certificates for their shares. Shareholders receive regular statements from the Transfer Agent that report each transaction affecting their accounts. Further information may be obtained by calling Shareholder/Dealer Services at (800) 858-8850.

Shareholders who have met the Fund’s minimum initial investment may elect to have periodic purchases made through a dollar cost averaging program. Dollar cost averaging does not assure a profit or protect against loss in a declining market. Since this strategy involves continuous investments, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels. At the shareholder’s election, such purchases may be made from a bank checking or savings account on a monthly, quarterly, semi-annual or annual basis. Purchases made via physical draft check require an authorization card to be filed with the shareholder’s bank.

Shares of the Fund are sold at the respective net asset value next determined after receipt of a purchase order, plus any applicable sales charge, which, at the election of the investor, may be imposed: (i) at the time of purchase (Class A shares), or (ii) on a deferred basis (Class B, Class C and certain Class A shares). Class D shares are not subject to any sales charges. Class Q shares are not available for purchase and are only available upon conversion of Class B shares and certain Class C shares.

The following table sets forth the front-end sales concessions with respect to Class A shares of the Fund, the amount of the front-end sales concessions reallowed to affiliated and non-affiliated broker-dealers, and the contingent deferred sales charges with respect to Class A, Class B and Class C shares of the Fund, received by the Distributor for the fiscal year ended December 31, 2007.

Front-end Sales Concessions - Class A Shares	Amount Reallowed to Affiliated Broker- Dealers - Class A Shares	Contingent Deferred Sales Charge - Class B Shares	Contingent Deferred Sales Charge - Class C Shares
$446,852	$60,792	$31,536	$107,206

Front-End Sales Charges Applicable to Class A Shares

Class A shares of the Fund are subject to the applicable front-end sales charge schedule described below:

Your Investment	% of Offering Price	% of Net Amount Invested	Concession to Dealers- % of Offering Price
Less than $250,000	3.75%	3.90%	3.00%
$250,000 to $ 499,999	3.00%	3.09%	2.50%
$500,000 to $ 999,999	2.00%	2.04%	1.75%
$1,000,000 or more	None	None	up to 1.00%

Contingent Deferred Sales Charges (“CDSCs”) Applicable to Class B and Class C Shares

Class B and Class C shares of the Fund are subject to the applicable CDSC schedule described below. The following table sets forth the rates of the CDSC applicable to these shares:

Class B CDSC:

Years after purchase	CDSC on shares being sold
1st year	3.00%
2nd year	2.50%
3rd year	2.00%
4th year	1.00%
5th year and thereafter	None

Class C CDSC:

Class C shares are subject to a CDSC on shares sold within 12 months of purchase.

Waiver of CDSCs

For a discussion of the waiver of CDSCs please see “Sales Charge Reductions and Waivers” in the Prospectus. CDSCs may be waived on redemptions of Class B and Class C shares under certain circumstances. The conditions set forth below are applicable with respect to the following situations with the proper documentation:

(a)	Death. CDSCs may be waived on redemptions within one year following the death (i) of the sole shareholder on an individual account or (ii) of a joint tenant where the surviving joint tenant is the deceased’s spouse. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If Class B shares are not redeemed within one year of the death, they will remain Class B shares and be subject to the applicable CDSC, when redeemed

(b)	Disability. CDSCs may be waived on repurchases occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the “Code”). To be eligible for such waiver, (i) the disability must arise after the purchase of shares and (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSCs will be charged.

(c)

Distributions. CDSCs may be waived on taxable distributions to participants of qualified retirement plans or retirement accounts (not including rollovers) for which SAFS. serves as a fiduciary and in which the plan participant or account holder has attained the age of 59 1/2 at the time the redemption is made.

(d)	Systematic Withdrawal Plan. CDSCs may be waived when routine bill payment or periodic withdrawals are made from an investor’s account up to a maximum amount of 12% per year based on the value of the account at the time the Plan is established.

Purchases through the Distributor

An investor may purchase shares of a Fund through dealers which have entered into selected dealer agreements with the Distributor. An investor’s dealer who has entered into a distribution arrangement with the Distributor is expected to forward purchase orders and payment promptly to the Fund. Orders received by the Distributor before the close of business will be executed at the offering price determined at the close of regular trading on the New York Stock Exchange (“NYSE”) that day. Orders received by the Distributor after the close of business will be executed at the offering price determined at the close of the NYSE on the next trading day. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment. A Fund will not be responsible for delays caused by dealers.

Purchase by Check

Checks should be made payable to the Fund or payable to AIG SunAmerica Mutual Funds. In the case of a new account, purchase orders by check must be submitted directly by mail to AIG SunAmerica Fund Services, Inc., c/o BFDS, P.O. Box 219186, Kansas City, Missouri 64121-9373, together with payment for the purchase price of such shares and a completed New Account Application. Payment for subsequent purchases should be mailed to AIG SunAmerica Fund Services, Inc., c/o BFDS, P.O. Box 219373, Kansas City, Missouri 64121-9373 and the shareholder’s account number should appear on the check. Certified checks are not necessary but checks are accepted subject to collection at full face value in U.S. funds and must be drawn on a bank located in the U.S. Upon receipt of the completed New Account Application and payment check, the Transfer Agent will purchase full and fractional shares of the Fund at the net asset value next computed after the check is received. There are restrictions on the redemption of shares purchased by check for which funds are being collected. (See “Shareholder Account Information” in the Prospectus.)

Purchase by Federal Funds Wire

An investor may make purchases by having his or her bank wire federal funds to the Fund’s Transfer Agent. Federal funds purchase orders will be accepted only on a day on which the Fund and the Transfer Agent are open for business. Orders for purchase of shares received by wire transfer in the form of federal funds will be effected at the next-determined net asset value if received at or prior to the Fund’s close of business, plus any applicable sales charge. In order to insure prompt receipt of a federal funds wire, it is important that these steps be followed:

•	You must have an existing AIG SunAmerica Mutual Fund Account before wiring funds. To establish an account, complete the New Account Application and send it via facsimile to SAFS at: (201) 324-6496.

•	Call AIG SunAmerica Fund Services’ Shareholder Services, toll free at (800) 858-8850, to obtain your new account number.

•

Instruct the bank to wire the specified amount to the Transfer Agent: State Street Bank and Trust Company, Boston, MA, ABA# 0 II0-00028; DDA# 99029712, AIG SunAmerica [name of Fund, Class] (include shareholder name and account number).

Waiver of Sales Charges with Respect to Certain Purchases of Class A Shares

To the extent that sales are made for personal investment purposes, the sales charge is waived as to Class A shares purchased by current or retired officers, directors, and other full-time employees of the Adviser and its affiliates, as well as members of the selling group and family members of the foregoing. In addition, the sales charge is waived with respect to shares purchased by employer-sponsored retirement plans, whether or not subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that offer the Fund as an investment vehicle, where the trustee, fiduciary or administrator has entered into an agreement with the Distributor, the Fund or its agents with respect to such purchases, and where the trustee, fiduciary or administrator performs participant recordkeeping or other administrative services. Further, the sales charge is waived with respect to shares purchased by “wrap accounts” for the benefit of clients of broker-dealers, financial institutions, financial planners or registered investment advisers adhering to the following standards established by the Distributor: (i) the broker-dealer, financial institution or financial planner charges its client(s) an advisory fee based on the assets under management on an annual basis, and (ii) such broker-dealer, financial institution or financial planner does not advertise that shares of the Fund may be purchased by clients at net asset value. Shares purchased under this waiver may not be resold except to the Fund. Shares are offered at net asset value to the foregoing persons because of anticipated economies in sales effort and sales related expenses. Reductions in sales charges apply to purchases of shares by a “single person” including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Complete details concerning how an investor may purchase shares at reduced sales charges may be obtained by contacting the Distributor.

Reduced Sales Charges (Class A Shares only)

As discussed under “Shareholder Account Information” in the Prospectus, investors in Class A shares of the Fund may be entitled to reduced sales charges pursuant to the following special purchase plans made available by the Fund.

Combined Purchase Privilege. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform the Distributor or Transfer Agent if you have entered into a letter of intent or right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase. To receive a reduced front-end sales charge, you or your financial intermediary must inform the Fund at the time of your purchase of Fund shares, that you believe you qualify for a discount. If you purchased shares through a financial intermediary, you may need to provide certain records, such as account statements for accounts held by family members or accounts you hold at another broker-dealer of financial intermediary, in order to verify your eligibility for reduced sales charges.

Rights of Accumulation. A purchaser of Fund shares may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described above) with shares previously purchased and still owned; provided the cumulative value of such shares (valued at current net asset value, whichever is higher), amounts to $250,000 or more. In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of the particular Fund that were previously purchased, shares of the other classes of the same Fund, as well as shares of any class of any other Fund or of any of the other Funds advised by AIG SunAmerica, as long as such shares were sold with a sales charge or acquired in exchange for shares purchased with such a sales charge.

The shareholder’s dealer, if any, or the shareholder, must notify the Distributor at the time an order is placed of the applicability of the reduced charge under the Right of Accumulation. Such notification must be in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such information is not furnished at the time of the order; or (b) a review of the Distributor’s or the Transfer Agent’s records fails to confirm the investor’s represented holdings.

Letter of Intent. A reduction of sales charges is also available to an investor who, pursuant to a written Letter of Intent set forth in the New Account Application in the Prospectus, establishes a total investment goal in Class A shares of one or more funds to be achieved through any number of investments over a thirteen-month period, of 250,000 or more. Each investment in such funds made during the period will be subject to a reduced sales charge applicable to the goal amount. The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor. Shares of any class of shares of any fund, or of other funds advised by AIG SunAmerica, that impose a sales charge at the time of purchase, which the investor intends to purchase or has previously purchased during a 30-day period prior to the date of execution of the Letter of Intent and still owns, may also be included in determining the applicable reduction, provided, the dealer or shareholder notifies the Distributor of such prior purchase(s).

The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amounts of the investment goal. In the event the investment goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the Letter of Intent to liquidate a sufficient number of escrowed shares to obtain such difference. If the goal is exceeded and purchases pass the next sales charge break-point, the sales charge on the entire amount of the purchase that results in passing that break-point, and on subsequent purchases, will be subject to a further reduced sales charge in the same manner as set forth above under “Rights of Accumulation,” but there will be no retroactive reduction of sales charges on previous purchases. At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, shares of the applicable funds purchased during the previous 90-day period and still owned by the shareholder will be included in determining the applicable sales charge. The 5% escrow and the minimum purchase requirement will be applicable to the new stated goal. Investors electing to purchase shares of one or more of the funds pursuant to this purchase plan should carefully read such Letter of Intent.

Reduced Sales Charge for Group Purchases. Members of qualified groups may purchase Class A shares of the Fund under the combined purchase privilege as described above.

To receive a rate based on combined purchases, group members must purchase Class A shares of the Fund through a single investment dealer designated by the group. The designated dealer must transmit each member’s initial purchase to the Distributor, together with payment and completed New Account Application. After the initial purchase, a member may send funds for the purchase of Class A shares directly to the Transfer Agent. Purchases of the Fund’s shares are made at the public offering price based on the net asset value next determined after the Distributor or the Transfer Agent receives payment for the Class A shares. The minimum investment requirements described above apply to purchases by any group member.

Qualified groups include the employees of a corporation or a sole proprietorship, members and employees of a partnership or association, or other organized groups of persons (the members of which may include other qualified groups) provided that: (i) the group has at least 25 members of which at least ten members participate in the initial purchase; (ii) the group has been in existence for at least six months; (iii) the group has some purpose in addition to the purchase of investment company shares at a reduced sales charge; (iv) the group’s sole organizational nexus or connection is not that the members are credit card customers of a bank or broker-dealer, clients of an investment adviser or security holders of a company; (v) the group agrees to provide to its designated investment dealer at least annually access to the group’s membership by means of written communication or direct presentation to the membership at a meeting; (vi) the group or its investment dealer will provide annual certification, in form satisfactory to the Transfer Agent, that the group then has at least 25 members and that at least ten members participated in group purchases during the immediately preceding 12 calendar months; and (vii) the group or its investment dealer will provide periodic certification, in form satisfactory to the Transfer Agent, as to the eligibility of the purchasing members of the group.

Members of a qualified group include: (i) any group that meets the requirements stated above and which is a constituent member of a qualified group; (ii) any individual purchasing for his or her own account who is carried on the records of the group or on the records of any constituent member of the group as being a good standing employee, partner, member or person of like status of the group or constituent member; or (iii) any fiduciary purchasing shares for the account of a member of a qualified group or a member’s beneficiary. For example, a qualified group could consist of a trade association, which would have as its members individuals, sole proprietors, partnerships and corporations. The members of the group would then consist of the individuals, the sole proprietors and their employees, the members of the partnership and their employees, and the corporations and their employees, as well as the trustees of employee benefit trusts acquiring the Fund’s shares for the benefit of any of the foregoing.

Interested groups should contact their investment dealer or the Distributor. The Fund reserves the right to revise the terms of or to suspend or discontinue group sales with respect to shares of the Fund at any time.

ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

Reference is made to “Shareholder Account Information” in the Prospectus for certain information as to the redemption of Fund shares.

The Distributor is authorized, as agent for the Fund, to offer to repurchase shares that are presented by telephone to the Distributor by investment dealers. Orders received by dealers must be at least $500. The repurchase price is the net asset value per share of the applicable class of shares of the Fund next-determined after the repurchase order is received, less any applicable CDSC. Repurchase orders received by the Distributor after the Fund’s close of business will be priced based on the next business day’s close. Dealers may charge for their services in connection with the repurchase, but neither the Fund nor the Distributor imposes any such charge. The offer to repurchase may be suspended at any time.

EXCHANGE PRIVILEGE - CLASS A and CLASS C SHARES ONLY

Shareholders in the Fund may exchange their Class A shares for Class A shares and Class C shares for Class C shares of any other fund distributed by the Distributor at the respective net asset value per share. Before making an exchange, a shareholder should obtain and review the Prospectus of the fund whose shares are being acquired. All exchanges are subject to applicable minimum initial or subsequent investment requirements. Notwithstanding the foregoing, shareholders may elect to make periodic exchanges on a monthly, quarterly, semi-annual and annual basis through the Systematic Exchange Program. Through this program, the minimum exchange amount is $25 and there is no fee for exchanges made. All exchanges can be effected only if the shares to be acquired are qualified for sale in the state in which the shareholder resides. Exchanges of Class A and Class C shares generally will constitute a taxable transaction except for IRAs, Keogh Plans and other qualified or tax-exempt accounts. The exchange privilege for Class A and Class C shares may be terminated or modified upon 60 days’ written notice. Further information about the exchange privilege may be obtained by calling Shareholder/Dealer Services at (800) 858-8850.

If a shareholder acquires Class A shares through an exchange from another AIG SunAmerica Mutual Fund where the original purchase of such fund’s Class A shares was not subject to an initial sales charge because the purchase was in excess of $1 million, such shareholder will remain subject to the CDSC, if any, as described in the Prospectus, applicable to such redemptions. In such event, the period for which the original shares were held prior to the exchange will be “tacked” with the holding period of the shares acquired in the exchange for purposes of determining whether the CDSC is applicable upon a redemption of any of such shares.

A shareholder who acquires Class C shares through an exchange from another AIG SunAmerica Mutual Fund will retain liability for any CDSC outstanding on the date of the exchange. In such event, the period for which the original shares were held prior to the exchange will be “tacked” with the holding period of the shares acquired in the exchange for purposes of determining what, if any, CDSC is applicable upon a redemption of any of such shares.

Because excessive trading (including short-term “market timing” trading) can hurt the Fund’s performance, the Fund may refuse any exchange sell order (1) if it appears to be a market timing transaction involving a significant portion of the Fund’s assets or (2) from any shareholder account if previous use of the exchange privilege is considered excessive. Accounts under common ownership or control, including, but not limited to, those with the same taxpayer identification number and those administered so as to redeem or purchase shares based upon certain predetermined market indications, will be considered one account for this purpose.

In addition, the Fund reserves the right to refuse any exchange purchase order if, in the judgment of AIG SunAmerica, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. A shareholder’s purchase exchange may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund’s assets. In particular, a pattern of abusive exchanges that coincide with a “market timing” strategy will be disruptive to the Fund and may therefore be refused.

DETERMINATION OF NET ASSET VALUE

The Fund values each class of shares at least daily as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern Time). The NAV also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Fund. The Fund is informed that, as of the date of this Prospectus, the NYSE observes the following business holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Fund’s NAV per share is determined by State Street (as agent for the Fund) in the manner authorized by the Fund’s Board of Directors. State Street also serves as Transfer Agent and Custodian for the Fund and has custody of the Fund’s assets.

The NAV of the shares of each class of the Fund is calculated separately. In determining the NAV of a share of each class of the Fund, the value of the securities and other assets attributable to that class (including interest and dividends accumulated but not yet received) minus all liabilities (including accrued expenses) attributable to that class is divided by the total number of shares of that class of the Fund outstanding at that time. Expenses, including the fees payable to AIG SunAmerica, are accrued daily.

Loans will be valued in accordance with guidelines established by the Board of Directors. Under the Fund’s current guidelines, Loans for which an active secondary market exists to a reliable degree in the opinion of AIGGIC will be valued at the mean of the last available bid and asked price in the market for such loans, as provided by a Board approved loan pricing service.

Loans for which an active secondary market does not exist to a reliable degree in the opinion of AIGGIC will be valued at fair value, which is intended to approximate market value. In valuing a Loan at fair value, the following factors will be considered, (a) the creditworthiness of the Borrower and any Intermediate Participants, (b) the terms of the Loan, (c) recent prices in the market for similar Loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

The Loans in which the Fund primarily invests are generally not listed on any exchange and the secondary market for the Loans is comparatively illiquid relative to markets for other fixed income securities. Consequently, obtaining valuations for the Loans may be more difficult than obtaining valuations for actively traded securities. Thus, the value upon disposition on any given Loan may differ from its current valuation.

Other portfolio securities (other than short-term obligations but including listed issues) may be valued on the basis of prices furnished by one or more pricing services that determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, other portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. Securities listed on the NASDAQ exchange will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. Positions in options are valued at the last sale price n the principal trading market for the option. Obligations purchased with remaining maturities of 60 days or less are valued at amortized cost unless this method no longer produces fair valuation. Repurchase agreements are valued at cost plus accrued interest.

Rights or warrants to acquire stock, or stock acquired pursuant to the exercise of a right or warrant, may be valued taking into account various factors such as original cost to the Fund, earnings and net worth of the issuer, market prices for securities of similar issuers, assessment of the issuer’s future prosperity, or liquidation value or third party transactions involving the issuer’s securities. In the case of securities for which market quotations are not readily available or when a development/event occurs which significantly impacts the value of a security, these securities may be fair valued as determined pursuant to procedures adopted in good faith by the Board of Directors. The value of any shares of open-end funds held by a Fund will be calculated using the NAV of such funds. The Prospectus for any such open-end funds should explain the circumstances under which these funds use fair value pricing and the effects of using fair value pricing.

Non-convertible bonds and debentures, other long-term debt securities, and short-term dept securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available. If a vendor quote is unavailable the securities may be priced at the mean of two independent quotes obtained from brokers. Securities for which market quotations are not readily available are valued as determined pursuant to procedures adopted in good faith by the Board of Directors.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Code, the regulations promulgated or proposed thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

For a discussion of federal tax issues affecting shareholders of the Fund, please see “Taxes” in the Prospectus.

The Fund intends to qualify for the special tax treatment afforded regulated investment companies (“RICs”) under Subchapter M of the Code. To quality for that treatment, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net ordinary investment income and net short-term capital gain) and must meet several additional requirements. Among these requirements are the following: (a) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of securities, and certain other related income and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) the Fund must diversify its investments so that at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets are represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to not more than 5% of the value of the Fund’s total assets and not more than 10% of that issuer’s voting securities, and (ii) not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities and securities of other regulated investment companies) of any one issuer, or of two or more issuers of which 20% or more of the voting stock is owned by the Fund and engaged in the same, similar or related trades or businesses or in the securities of qualified publicly traded partnerships.

Provided that the Fund satisfies the above requirements, it will not be subject to federal income tax on that part of its investment company taxable income and the excess of net long-term capital gain over net short-term capital loss that it distributes to shareholders.

The Fund will be subject to a nondeductible 4% federal excise tax to the extent that it does not timely distribute during each calendar year 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gain net income, determined, in general, as if the one-year period ending on October 31st were the Fund’s taxable year, plus certain undistributed amounts from previous years. The Fund will be subject to the excise tax only on the amount by which it does not meet the foregoing distribution requirements. To avoid application of the excise tax, the Fund intends to distribute its income in accordance with the calendar year requirements.

If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such a distribution will be taxable to shareholders in the calendar year in which the distribution is declared, rather than the calendar year in which it is received.

Distributions

Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. It is not expected that dividends paid by the Fund to a corporate shareholder will be eligible for the dividends received deduction.

The excess of net long-term capital gains over net short-term capital losses realized, distributed and properly designated by the Fund, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders as long-term capital gain, regardless of how long a shareholder had held Fund shares. Distributions of net capital gains from assets held for one year or less will be taxed as ordinary income.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

If the NAV of shares is reduced below a shareholder’s cost as a result of a distribution by the Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

Dispositions

Upon a sale or, as applicable, exchange of its shares, a shareholder will realize a taxable gain or loss depending on its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands. Except as discussed below, the amount of any CDSC will reduce the amount realized on the sale or exchange of shares for purposes of determining gain or loss. In the case of an individual, any such capital gain will be treated as short-term capital gain, taxable at the same rates as ordinary income if the shares were held for not more than one year and long-term capital gain taxable at the maximum rate of 20% if such shares were held for more than one year. In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than one year. To the extent not disallowed, any such loss will be treated as long-term capital loss if such shares were held for more than one year. A loss recognized on the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of any long-term capital gains distribution with respect to such shares.

Generally, any loss realized on a sale or, as applicable, exchange of shares of the Fund will be disallowed if other shares of the Fund are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Under certain circumstances the sales charge incurred in acquiring shares of the Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies if shares of the Fund are exchanged within 90 days after the date they were purchased and the new shares are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will generally be determined by excluding from the tax basis of the shares exchanged the sales charge that was imposed on the acquisition of those shares to the extent of such reduction to the sales charge upon the exchange. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the initial sales charge. The portion of the initial sales charge that is excluded from the basis of the exchanged shares is instead treated as an amount paid for the new shares.

Not later than 60 days after the close of the calendar year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends. If the Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of those months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the earlier year in which the dividend was declared.

Backup Withholding

The Fund generally will be required to withhold federal income tax at a rate of 28% (“Backup Withholding”) from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to Backup Withholding. Any amounts withheld may be credited against the shareholder’s federal income tax liability.

Other Taxation

Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above, including the likelihood that ordinary income dividends to them would be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate, if applicable).

Fund Investments

Market Discount. If the Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is “market discount.” If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a partial principal payment on it. In particular, the Fund will be required to allocate that partial principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the partial principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security’s maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition (including the retirement) of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the “accrued market discount.”

Original Issue Discount. Certain debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies. Some debt securities may be purchased by the Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

Constructive Sales. Under certain circumstances, the Fund may recognize gain from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the position and would be taxed on any gain from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the position. Constructive sale treatment does not apply to transactions closed before the end of the 30th day after the close of the taxable year, if certain conditions are met.

Section 988 Gains or Losses. Gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the acquisition and disposition of the position also are treated as ordinary income or loss. These gains and losses, referred to under the Code as “section 988” gains or losses, increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income. If section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or meet distributions made before the losses were realized as an ordinary dividend, and such distributions would instead reduce each shareholder’s basis in his or her Fund shares.

In certain situations, the Fund may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October may affect the tax character of shareholder distributions.

Swaps

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss

(which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swap in uncertain. The Fund will limit its activity in this regard in order to enable it to maintain its qualification as a RIC.

Foreign Withholding Taxes

The Fund may be subject to foreign withholding or other taxes with respect to income on certain loans to foreign Borrowers. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes. However, to the extent that foreign taxes are imposed, the taxes would reduce the yield on the Loans. Because not more than 50% of the value of the Fund’s total assets at the close of any taxable year will consist of Loans to foreign borrowers, the Fund will not be eligible to pass through to shareholders their proportionate share of foreign taxes paid by the Fund, with the result that shareholders will not be entitled to take any foreign tax credits or deductions for foreign taxed paid by the Fund. However, the Fund may deduct foreign taxes in calculating its distributable income.

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

RETIREMENT PLANS

Shares of the Fund may be purchased by various types of qualified retirement plans. The summary below is only a brief description of these plans and does not purport to be complete. Further information or an application to invest in shares of the Fund through purchase by any of the retirement plans described below may be obtained by calling Retirement Plans at (800) 858-8850. However, it is recommended that anyone considering an acquisition of shares by a retirement plan consult a tax adviser before the acquisition is made.

Pension and Profit-Sharing Plans. Sections 401(a) and 401(k) of the Code permit employers and certain employee associations to establish qualified pension and profit sharing plans for employees, including those who are self-employed individuals or partners. Each qualified pension or profit sharing plan provides tax advantages for employers and participants. Contributions made by the employers are tax-deductible, and participants do not pay taxes on contributions or earnings until withdrawn.

Tax-Sheltered Custodial Accounts. Section 403(b)(7) of the Code permits public school employees, and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code, to establish accounts through which shares of the Fund may be purchased. Subject to certain limitations, contributions by or on behalf of these employees to such accounts, and the earnings thereon, are excluded from their gross income for tax purposes until withdrawn.

Traditional Individual Retirement Accounts. Section 408 of the Code permits eligible individuals to contribute to an individual retirement account or annuity (a Traditional IRA), including an account under a Simplified Employee Pension Plan, commonly referred to as a SEP-IRA. Traditional IRAs are subject to limitations with respect to the amount that may be contributed, the eligibility of individuals to make contributions, the amount (if any) entitled to be contributed on a deductible basis, and the time by which distributions must commence. In addition, certain distributions from some other types of retirement plans may be deposited on a tax-deferred basis in a Traditional IRA. Earnings on the funds in a Traditional IRA are not taxable until withdrawn.

Salary Reduction Simplified Employee Pension (SARSEP). A SARSEP offers a unique way for small employers to provide the benefit of retirement planning for their employees. Contributions are deducted from the employee’s paycheck on a before-tax basis, and are deposited into an IRA by the employer. These contributions are not included in the employee’s income and therefore are not reported or deducted on his or her tax return. Contributions and the earnings thereon are taxable when withdrawn. A SARSEP may not be established after 1996. A SARSEP established before 1997 may continue.

Savings Incentive Match Plan for Employees (SIMPLE IRA). This plan was introduced by a provision of the Small Business Job Protection Act of 1996 to provide small employers with a simplified tax-favored retirement plan. Contributions are deducted from the employee’s paycheck before taxes and are deposited into a SIMPLE IRA by the employer, who must make either matching contributions or non-elective contributions for the employee. Contributions are tax-deductible for the employer and participants do not pay taxes on contributions, or the earnings thereon, until they are withdrawn.

Roth IRA. Roth IRAs were introduced by the Taxpayer Relief Act of 1997. Generally under Section 408A of the Code, unmarried individuals with adjusted gross income of up to $101,000, and married couples who file a joint return and have joint adjusted gross income of up to $159,000 may contribute to a Roth IRA. Contributions are not tax-deductible, but distribution of assets (contributions and earnings) held in the account for at least five years may be distributed tax-free under certain qualifying conditions.

Coverdell Education Savings Account. Coverdell Education Savings Accounts were introduced by the Taxpayer Relief Act of 1997. Generally, under Section 530 of the Code, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted gross income of up to $190,000, may contribute up to $2,000 each year to a Coverdell Education Savings Account on behalf of a child under the age of 18. Contributions are not tax-deductible but distributions are tax-free if used for qualified educational expenses.

Individual 401(k) The Individual 401(k) plan is intended for owner-only businesses and businesses with employees that can be excluded under federal laws governing plan coverage requirements. The Individual (k) is a type of 401(k) plan made newly relevant to owner-only businesses because of changes made to the section 415 and 404 limits provided by the Economic Growth and Tax Relief Act of 2001 (EGTRRA). The Individual (k) generally allows for an employer contribution of 25% of compensation and an employee salary deferral up to the limit defined in IRC Section 402 (g). In addition, because of its smaller size, the Individual (k) is also less complex and less costly than the typical multiple-employee 401(k) plan.

DESCRIPTION OF SHARES

Ownership of the Fund is represented by transferable shares of beneficial interest. Pursuant to the Charter of the Fund (the “Charter”), the Fund currently has five classes of shares of common stock, par value $.01 per share (the “Common Stock”): Class A, Class B, Class C, Class D, and Class Q (each, a “Class”).

Each Class of Common Stock of the Fund represents the interests of the shareholders of that series in the Fund’s assets. The Directors may authorize the creation of additional classes of shares in the future, which may have fee structures different from those of existing classes and/or may be offered only to certain qualified investors.

Shareholders are entitled to a full vote for each full share held. The Directors have terms of unlimited duration (subject to removal by shareholders) and have the power to alter the number of Directors and fill vacancies on the Board, provided that at all times at least a majority of the Directors have been elected by shareholders. The vote of the shareholders required to elect a Director is a plurality of votes cast. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Directors being elected, while the holders of the remaining shares would be unable to elect any Directors. Although the Fund need not hold annual meetings of shareholders, the Directors may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act, Maryland law or the Charter. Also, a shareholder’s meeting must be called if requested in writing by the holders of record of not less than a majority of the votes entitled to be cast at a meeting. In addition, the Directors may be removed by the action of the holders of record of 75% or more of the outstanding shares entitled to vote thereon. All Classes of Common Stock will vote with respect to certain matters, such as election of Directors. When a matter to be voted on does not affect all Classes of Common Stock, such as approval of a Rule 12b-1 plan, only shareholders of the Class(es) affected by the matter are entitled to vote.

Where applicable, each class has voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to such class, except that under certain circumstances, the holders of Class B shares and certain Class C shares may be entitled to vote on material changes to the Class Q Rule 12b-1 plan. In addition, Class A shares of Common Stock will be exchangeable only into Class A shares of any other SAMF. All shares of Common Stock the Fund issued and outstanding and all shares of Common Stock offered by the Prospectus when issued, are and will be fully paid and non-assessable. Shares of Common Stock have no preemptive or other subscription rights and are freely transferable on the books of the Fund. In addition, shares of Common Stock have no conversion rights, except as described above.

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. The Charter provides that no Director or officer of the Fund is liable to the Fund or to a shareholder for money damages to the maximum extent permitted by Maryland law or the 1940 Act. The Charter also provides that a Director or officer is entitled to be indemnified against all liability in connection with the affairs of the Fund to the maximum extent permitted by Maryland law and not prohibited by the 1940 Act.

Pursuant to Maryland law and the Fund’s Charter, the Fund is permitted to redeem its shares without shareholder approval upon notice to the shareholders whose shares are to be redeemed if and when the Board determines it to be necessary and in the best interests of shareholders to do so.

ADDITIONAL INFORMATION

Computation of Offering Price per Share

No offering price calculation is shown for Class D and Class Q shares. There are no sales charges for Class D shares and therefore, the offering price for these shares will be computed by dividing its net assets by the number of shares outstanding. Class Q shares are available only upon conversion of Class B shares after eight years of purchase, and upon conversion of certain Class C shares (those purchased before August 18, 1998) after ten years of purchase. The offering price for Class A, Class B and Class C shares of the Fund, based on the value of the Fund’s net assets on December 31, 2007, is calculated as follows:

	Class A	Class B		Class C*
Net Assets	$89,076,757	$19,202,938		$235,956,935
Number of Outstanding Shares	10,036,484	2,163,815		26,587,787
Net Asset Value (net assets divided by number of shares)	$8.88	$8.87		$8.87
Sales Charge: (for Class A Shares: 3.75% of offering price (3.00% of net asset value per share)*	0.35%	N/A	**	N/A	***

Offering Price	$9.23	$8.87		$8.87

*	Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
**	Class B shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares within four years of purchase.
***	Class C shares may be subject to a CDSC on redemption of shares within twelve months of purchase.

Independent Registered Public Accounting Firm and Legal Counsel

PricewaterhouseCoopers, LLP, 1201 Louisiana, Suite 2900 Houston, TX 77002 has been selected to serve as the Fund’s independent registered public accounting firm and in that capacity examines the annual financial statements of the Fund. The firm of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, NY 10019, serves as legal counsel to the Fund.

Custodian and Transfer Agent

State Street Bank & Trust Company, 1776 Heritage Drive, North Quincy, MA 02171, serves as Custodian and Transfer Agent for the Fund and in those capacities maintains certain financial and accounting books and records pursuant to agreements with the Fund. Transfer Agent functions are performed for State Street by Boston Financial Data Services, P.O. Box 419572, Kansas City, MO 64141-6572, an affiliate of State Street.

FINANCIAL STATEMENTS

The Fund’s audited financial statements for the fiscal year ended December 31, 2007, including the report of the independent registered public accounting firm, are set forth in the December 31, 2007 Annual Report and are incorporated herein by reference. Copies of the Fund’s Semi-Annual and Annual Reports are available without charge by contacting the Fund’s Distributor, AIG SunAmerica Capital Services, Inc., Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992.

APPENDIX

CORPORATE BOND AND COMMERCIAL PAPER RATINGS

Description of Moody’s Corporate Ratings

Aaa	Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A	Bonds rated A possess many favorable investment attributes and are considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa	Bonds rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	Bonds rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds rated Caa are of poor standing. Such issues may be in default, or there may be present elements of danger with respect to principal or interest.

Ca	Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the generic rating category.

Description of Moody’s Commercial Paper Ratings

The term “commercial paper” as used by Moody’s means promissory obligations not having an original maturity in excess of nine months. Moody’s makes no representations as to whether such commercial paper is by any other definition “commercial paper” or is exempt from registration under the Securities Act.

Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s makes no representation that such obligations are exempt from registration under the Securities Act, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

•	Leading market positions in well-established industries

•	High rates of return on funds employed

•	Conservative capitalization structures with moderate reliance on — debt and ample asset protection

•	Broad margins in earnings coverage of fixed financial charges and — high internal cash generation

•	Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

If an issuer represents to Moody’s that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody’s evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody’s makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

Among the factors considered by Moody’s in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative type risks that may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by management of obligations that may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Description of Standard & Poor’s Corporate Debt Ratings

A Standard & Poor’s corporate or municipal rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2)

nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

AAA	Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA	Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A	Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB	Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

Debt rated BB, B, CCC, CC and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

BB	Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payment. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B	Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC	Debt rated CCC has a current identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC	The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C	The rating C is typically applied to debt subordinated to senior debt assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI	The rating CI is reserved for income bonds on which no interest is being paid.

D	Debt rated D is in default. The D rating is assigned on the day an interest or principal payment is missed. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus (-): The ratings of AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these ratings categories.

Provisional ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.

L	The letter “L” indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized.

*	Continuance of the rating is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

NR	Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy.

Debt Obligations of Issuers outside the U.S. and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the credit worthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (“AAA,” “AA,” “A,” “BBB,” commonly known as “investment grade” ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

Description of Standard & Poor’s Commercial Paper Ratings

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of not more than 365 days. Ratings are graded into four categories, ranging from “A” for the highest quality obligations to “D” for the lowest.

A	Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1	This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues designated “A-1” that are determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2	Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated “A-1.”

A-3	Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

B	Issues rated “B” are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

C	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D	This rating indicates that the issue is either in default or is expected to be in default upon maturity.

The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

PART C: OTHER INFORMATION

Item 23: Exhibits.

(a)(i) Articles of Incorporation. Incorporated herein by reference to Exhibit (A)(i) to Amendment No. 2 to Registrant’s Registration Statement on Form N-2, filed on August 6, 1998 (File No. 333-49273).

(a)(ii) Articles Supplementary. Incorporated herein by reference to Exhibit (A)(ii) to Amendment No. 5 to Registrant’s Registration Statement on Form N-2, filed on August 4, 1999 (File No. 333-49273).

(a)(iii) Articles Supplementary. Incorporated herein by reference to Exhibit (1)(A)) to Registrant’s Registration Statement on Form N-14, filed on January 26, 2001 (File No. 333-49273).

(a)(iv) Articles Supplementary. Incorporated herein by reference to Exhibit (A)(iv) to Amendment No. 11 to Registrant’s Registration Statement on Form N-2, filed on April 29, 2002 (File No. 333-49273).

(a)(v) Articles Supplementary. Incorporated herein by reference to Exhibit (a)(v) of the Registrant’s Registration Statement on Form N-1A (File No. 333-134226) filed on October 3, 2006.

(a)(vi) Articles of Amendment. Incorporated herein by reference to Exhibit (a)(vi) of the Registrant’s Registration Statement on Form N-1A (File No. 333-134226) filed on October 3, 2006.

(b) Amended and Restated By-Laws. Filed herewith.

(c) Instruments Defining Rights of Shareholders. Incorporated herein by reference to Exhibits (a) and (b) above.

(d)(i) Investment Advisory and Management Agreement between Registrant and SunAmerica Asset Management Corp. Incorporated herein by reference to Exhibit (g) (i) of Post-Effective Amendment No. 11 of Form N-2 (File No. 333-134226) filed on April 29, 2002.

(ii) Subadvisory Agreement between SunAmerica Asset Management Corp. and AIG Global Investment Corp. Incorporated herein by reference to Exhibit (g)(2)(A) of Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-1A (File No. 85370) filed on September 29, 2006.

(e)(i) Distribution Agreement. Incorporated herein by reference to Exhibit (e)(i) of the Registrant’s Registration Statement on Form N-1A (File No. 333-134226) filed on October 3, 2006.

(e)(2) Form of Selling Agreement. Incorporated herein by reference to Exhibit No. (e)(ii) of Post-Effective Amendment No. 46 to the Registration Statement of SunAmerica Equity Funds on Form N-1A (File No. 33-8021) filed on November 29, 2007.

(f) Directors’/Trustees’ Retirement Plan. Incorporated herein by reference to Exhibit (f)(1) of Post-Effective Amendment No. 45 to the SunAmerica Equity Funds’ Registration Statement on Form N-1A (File No. 33-08021) filed on January 26, 2007.

(g) Custodian Agreement between Registrant and State Street Bank and Trust Company. Incorporated herein by reference to Exhibit (j) to Registrant’s Registration Statement on Form N-1A (File No. 333-134226) filed on May 17, 2006.

(h) Service Agreement between Registrant and AIG SunAmerica Fund Services, Inc. Incorporated herein by reference to Exhibit (h) to Registrant’s Registration Statement on Form N-1A (File No. 333-134226) filed on October 3, 2006.

(h)(1) Administrative Services Agreement. Incorporated herein by reference to Exhibit (k) to Registrant’s Registration Statement on Form N-2 (File No. 333-32798), filed on April 29, 2002.

(h)(2) Transfer Agency Agreement. Incorporated herein by reference to Exhibit (h)(2) of Post-Effective Amendment No. 1 on Form N-1A (File No. 85370) filed on April 27, 2007.

(h)(3) Amendment to Transfer Agency Agreement. Incorporated herein by reference to Exhibit (h)(3) of Post-Effective Amendment No. 1 on Form N-1A (File No. 85370) filed on April 27, 2007.

(i) Legal Opinion of Venable LLP. Incorporated herein by reference to Exhibit (i) of Post-Effective Amendment No. 1 on Form N-1A (File No. 85370) filed on April 27, 2007.

(i) (1) Consent of Willkie Farr & Gallagher LLP. Filed herewith.

(j) Consent of Independent Accountants. Filed herewith.

(k) Audited Financial Statements for the fiscal year ended December 31, 2007 filed with the Annual Report on Form N-CSR on March 10, 2008, and herein incorporated by reference.

(l) Investment Letter. Incorporated herein by reference to Registrant’s Registration Statement on Form N-2 (File No. 333-32798), filed on August 6, 1998.

(m)(i) Distribution Plan pursuant to Rule 12b-1 (Class A Shares). (ii) Distribution Plan pursuant to Rule 12b-1 Plan (Class B Shares). (iii) Distribution Plan pursuant to Rule 12b-1 (Class C Shares). (iv) Distribution Plan pursuant to Rule 12b-1 (Class Q Shares). Incorporated herein by reference to Exhibit (m) to Registrant’s Registration Statement on Form N-1A (File No. 333-134226) filed on October 3, 2006.

(n) Rule 18f-3 Plan. Incorporated herein by reference to Exhibit (n) to Registrant’s Registration Statement on Form N-1A (File No. 333-134226) filed on October 3, 2006.

(o) Reserved.

(p)(i) Code of Ethics of Registrant, AIG SunAmerica and AIG SunAmerica Capital Services, Inc. Filed herewith.

(p)(ii) Code of Ethics of AIG Investments. Filed herewith.

(q) Power of Attorney. Incorporated herein by reference to Exhibit (q) of Post-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A (File No. 85370) filed on April 27, 2007.

Item 24. Persons Controlled by or under Common Control with Registrant.

The following open-end and closed-end management investment companies may be under Common Control with the Registrant:

AIG Series Trust

Anchor Series Trust

SunAmerica Equity Funds

SunAmerica Income Funds

SunAmerica Focused Series, Inc.

SunAmerica Money Market Funds, Inc.

Seasons Series Trust

SunAmerica Series Trust

SunAmerica Focused Alpha Growth Fund, Inc.

SunAmerica Focused Alpha Large-Cap Fund, Inc.

Item 25. Indemnification.

Section 1. The Corporation shall indemnify any person who was or is a director, officer, or employee of the Corporation to the maximum extent permitted by the Maryland General Corporation law; provided, however, that any indemnification hereunder (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of such persons is proper in the circumstance. Such determination shall be made (i) by the Board of Directors, by a majority vote of quorum which consists of Directors who are neither “interested persons” of the Corporation as defined in Section 2(a) (19) of the Investment Company Act of 1940, as amended, nor parties to the proceeding, or (ii) if the required quorum is not obtainable, or if a quorum of such Directors so directs, by independent legal counsel in a written opinion.

Section 2. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer, employee or agent of the Corporation or who is or was serving at the request of the Corporation as director, officer, agent or employee of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his position whether or not the Corporation would have power to indemnify him.

Section 3. Notwithstanding anything in this Article VII to the contrary, nothing herein contained shall protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of the duties involved in the conduct of this office; and in the absence of a court determination that such director for officer is not liable or that such director or officer was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, no indemnification will be permitted to such director or officer (either directly or through insurance provided by the Corporation) unless an independent legal counsel determines, based on a review of the facts, that such person was not guilty of such willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Item 26. Business and Other Connections of the Investment Adviser.

The description of AIG SunAmerica, the Registrant’s investment adviser, under the heading “Portfolio Management” in the Prospectus and “Advisers, Personal Securities Trading, Distributor and Administrator” in the Statement of Additional Information, constituting Parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, are incorporated herein by reference.

The following chart provides the name of each director, officer or partner of AIG SunAmerica and describes any other business, profession, vocation or employment of a substantial nature that each such person has been engaged during the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Name	Adviser	Position with Adviser	Other Positions Held by Directors, Officers or Partners of the Adviser

Peter A. Harbeck	AIG SunAmerica	Director, President and Chief Executive Officer	Director, AIG SunAmerica Capital Services, Inc., President and Chief Executive Officer, AIG Advisor Group, Inc.

Jay S. Wintrob	AIG SunAmerica	Director	Executive Vice President, American International Group, Inc.* President & Chief Executive Officer, AIG Retirement Services, Inc.* Director, AIG Advisor Group, Inc.*

Christine A. Nixon	AIG SunAmerica	Director, Secretary

Senior Vice President, General Counsel &

Secretary, AIG Retirement Services, Inc.*

Secretary, AIG Advisor Group, Inc.*

Senior Vice President & Secretary, AIG

SunAmerica Life Assurance Company*

Senior Vice President & Secretary, First

SunAmerica Life Insurance Company*

Senior Vice President, General Counsel &

Secretary, SunAmerica Life Insurance

Company*

Christopher Swift	AIG SunAmerica	Director	Vice President, American International Group, Inc.* Director, AIG Retirement Services, Inc* Director, First SunAmerica Life Insurance Company* Director, AIG Advisor Group, Inc.*

James Nichols	AIG SunAmerica	Senior Vice President	President, Chief Executive Officer, AIG SunAmerica Capital Services, Inc.

John T. Genoy	AIG SunAmerica	Senior Vice President, Chief Financial Officer, Chief Operating Officer	None

Vincent Marra	AIG SunAmerica	Senior Vice President	None

Timothy P. Pettee	AIG SunAmerica	Senior Vice President. Chief Investment Officer	None

Suzanne Onyskow	AIG SunAmerica	Senior Vice President, Chief Administration Officer	None

Cynthia A. Gibbons	AIG SunAmerica	Vice President	Chief Compliance Officer, AIG SunAmerica (2002-2006)

Michael Cheah	AIG SunAmerica	Senior Vice President	None

Donna M. Handel	AIG SunAmerica	Senior Vice President	None

Steven Neimeth	AIG SunAmerica	Senior Vice President	None

Jay Rushin	AIG SunAmerica	Senior Vice President	Portfolio Manager (1998-2005) AIM Investments 11 Greenway Plaza, Ste. 1919 Houston, TX 77046

Gregory N. Bressler	AIG SunAmerica	Senior Vice President, General Counsel, Assistant Secretary	None

Frank Curran	AIG SunAmerica	Vice President, Controller	None

Kathleen Fuentes	AIG SunAmerica	Vice President	Associate (from 1998-2006) Paul Hastings, Janofsky & Walker, LLP Park Avenue Tower 75 E. 55th Street First Floor New York, NY 10022

John McLean	AIG SunAmerica	Vice President	Vice President and Associate General Counsel (2003-2007) Cohen & Steers Capital Management, Inc. 280 Park Avenue, New York, NY 10017

Thomas Bennett	AIG SunAmerica	Vice President	None

Nori L. Gabert	AIG SunAmerica	Vice President	None

Gregory Kingston	AIG SunAmerica	Vice President	None

Allison Larkin	AIG SunAmerica	Vice President	None

Geroge Mitrica	AIG SunAmerica	Vice President	None

Iris Mojica	AIG SunAmerica	Vice President	None

James Monaghan	AIG SunAmerica	Vice President	None

Gregory S. Parker	AIG SunAmerica	Vice President	None

Stephen A. Schoepke	AIG SunAmerica	Vice President	None

Andrew Sheridan	AIG SunAmerica	Vice President	None

Guillermo Taveras	AIG SunAmerica	Vice President	None

Betsy Treitler	AIG SunAmerica	Vice President	None

Cecilia Rosado	AIG SunAmerica	Assistant Vice President	None

Kathryn Pearce	AIG SunAmerica	Vice President	None

Keith Roach	AIG SunAmerica	Vice President	None

Patricia Auld	AIG SunAmerica	Vice President	None

Miriam Gonzalez	AIG SunAmerica	Vice President	None

Virginia N. Puzon	AIG SunAmerica	Vice President

Director, Corporate Legal Affairs and Assistant Secretary AIG Retirement Services, Inc.

Assistant Secretary, AIG Advisor Group, Inc.

AIG SunAmerica Life Assurance Company

SunAmerica Life Insurance Company

Matthew J. Hackethal	AIG SunAmerica	Chief Compliance Officer	Vice President, Credit Suisse Asset Management Eleven Madison Avenue New York, NY 10010 (2002-2006)

*	Principal Business Addresses:

American International Group, Inc., 70 Pine Street, New York, NY 10270

AIG Retirement Services, Inc, 1 SunAmerica Center, Los Angeles, CA 90067

AIG Advisor Group, Inc., One World Financial Center, New York, NY 10281,

2300 Windy Ridge Parkway, Suite 1100, Atlanta, Georgia 30339,

2800 N. Central Ave. Ste. 2100, Phoenix, AZ 85004-1072,

AIG SunAmerica Life Assurance Company, 1 SunAmerica Center, Los Angeles, CA 90067

First SunAmerica Life Insurance Company, 733 Third Avenue, New York, NY 10017

SunAmerica Life Insurance Company, 1 SunAmerica Center, Los Angeles, CA 90067

Reference is also made to the caption “Portfolio Management” in the Prospectus constituting Part A of the Registration Statement and “Adviser, Personal Securities Trading, Distributor and Administrator” and “Directors and Officers” in the Statement of Additional Information constituting Part B of the Registration Statement.

AIG Global Investment Corp., the subadviser to the Municipal Money Market Fund of the Registrant, is primarily engaged in the business of rendering investment advisory services. Reference is made to the recent Form ADV (File No. 801-18759) and schedules thereto on file with the SEC for a description of the names and employment of the directors and officers of AIG Global Investment Corp., and other required information.

Item 27. Principal Underwriters.

(a)	The principal underwriter of the Registrant also acts as principal underwriter for:

AIG Series Trust

SunAmerica Equity Funds

SunAmerica Focused Series, Inc.

SunAmerica Income Funds

SunAmerica Money Market Funds, Inc.

SunAmerica Series Trust

(b)	The following persons are the officers and directors of AIG SunAmerica Capital Services, Inc., the principal underwriter of Registrant’s shares, and the principal business address for each of these directors and officers is Harborside Financial Center 3200 Plaza 5, Jersey City, NJ 07311-4992:

Name	Position with Underwriter	Position with the Registrant
Peter A. Harbeck	Director	Director

James Nichols	Chief Executive Officer, Vice President	Vice President

Joseph D. Neary	Chief Compliance Officer	None

Item 28. Location of Accounts and Records.

AIG SunAmerica, Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992 and 2929 Allen Parkway, Houston, TX 77019, or an affiliate thereof, maintains physical possession of each such accounts, books or other documents of Registrant, except for those maintained by Registrant’s custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, and its affiliate, Boston Financial Data Services, P.O. Box 219572, Kansas City, MO 64121-5472.

Item 29. Management Services.

Not applicable.

Item 30. Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933, as amended and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Jersey City, and State of New Jersey, on the 28th day of April 2008.

SUNAMERICA SENIOR FLOATING RATE FUND, INC.

By:	/s/ John T. Genoy
John T. Genoy
President

Pursuant to the requirements of the Securities Act of 1933, as amended, the Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A has been signed by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date
/s/ John T. Genoy John T. Genoy	President (Principal Executive Officer)	April 28, 2008

/s/ Donna M. Handel Donna M. Handel	Treasurer (Principal Financial and Accounting Officer)	April 28, 2008

* Samuel M. Eisenstat	Director	April 28, 2008

* Stephen J. Gutman	Director	April 28, 2008

* Dr. Judith L. Craven	Director	April 28, 2008

* William F. Devin		Director	April 28, 2008

* Peter A. Harbeck		Director	April 28, 2008

*By:	/s/ Kathleen Fuentes		April 28, 2008
Kathleen Fuentes
Attorney-in-Fact

Exhibit Index

(b) Amended and Restated By-Laws.

(i)(1) Consent of Willkie Farr & Gallagher LLP.

(j) Consent of Independent Accountants.

(p)(i) Code of Ethics of Registrant, AIG SunAmerica and AIG Capital Services, Inc.

(p)(ii) Code of Ethics of AIG Investments.